                                                                   EXHIBIT 10.14


                               750 UNIVERSITY, LLC

                                       AND

                                   HI/FN, INC.

                                      LEASE

                                SUMMARY OF LEASE

1.      DATE OF LEASE:

2.      LANDLORD:                                         750 University, LLC
                                                          3945 Freedom Circle, Suite 640
                                                          Santa Clara, California 95054

3.      TENANT:                                           HI/FN, Inc.,
                                                          a Delaware corporation

4.      PREMISES:                                         750 University Avenue, Suite 100
                                                          Los Gatos, California

5.      SQUARE FEET:                                      27,173 sq. ft.

6.      PERMITTED USE:                                    General office and research and development


7.      TERM:                                             Seven (7) years
        (a) SCHEDULED COMMENCEMENT DATE:                  September 1, 1998
        (b) SCHEDULED EXPIRATION DATE:                    August 31, 2005

8.      RENT:
        (a)    BASIC RENT:                                $62,497.90 per month
                                                           [Subject to adjustment per paragraph 5(a)]

        (b)    TENANT'S ESTIMATED SHARE OF
               DIRECT EXPENSES:                           $19,021.10 per month

9.      SECURITY DEPOSIT:                                 $74,625.76

                                                          First Letter of Credit [see paragraph 4(f)]

                                                          Second Letter of Credit [see paragraph 4(g)]

10.     PARKING SPACES PROVIDED:                          100 spaces

11.     OTHER IMPORTANT PROVISIONS:                       Landlord's Option to Cancel Lease
                                                          Option to Extend Term
                                                          Lease Guaranty
                                                          Capital Improvements

THIS SUMMARY OF LEASE IS INTENDED TO SUMMARIZE CERTAIN KEY PROVISIONS IN THE ATTACHED LEASE. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS SUMMARY AND THE LEASE, THE PROVISIONS OF THE LEASE SHALL GOVERN.

                                TABLE OF CONTENTS

1.      USE
2.      TERM
3.      POSSESSION
4.      MONTHLY RENT
5.      ADJUSTMENT OF BASIC RENT AND DIRECT EXPENSES
6.      RESTRICTION ON USE
7.      COMPLIANCE WITH LAWS
8.      ALTERATIONS
9.      REPAIR AND MAINTENANCE
10.     LIENS
11.     INSURANCE
12.     UTILITIES AND SERVICE
13.     TAXES AND OTHER CHARGES
14.     ENTRY BY LANDLORD
15.     COMMON AREA; PARKING
16.     DAMAGE BY FIRE; CASUALTY
17.     INDEMNIFICATION
18.     ASSIGNMENT AND SUBLETTING
19.     DEFAULT
20.     LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT
21.     EMINENT DOMAIN
22.     NOTICE AND COVENANT TO SURRENDER
23.     TENANT'S QUITCLAIM
24.     HOLDING OVER
25.     SUBORDINATION
26.     CERTIFICATE OF ESTOPPEL
27.     SALE BY LANDLORD
28.     ATTORNMENT TO LENDER OR THIRD PARTY
29.     DEFAULT BY LANDLORD
30.     CONSTRUCTION CHANGES
31.     MEASUREMENT OF PREMISES
32.     ATTORNEY FEES
33.     SURRENDER
34.     WAIVER
35.     EASEMENTS; AIRSPACE RIGHTS
36.     RULES AND REGULATIONS
37.     NOTICES
38.     NAME
39.     GOVERNING LAW; SEVERABILITY
40.     DEFINITIONS
41.     TIME
42.     INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE
43.     ENTIRE AGREEMENT
44.     CORPORATE AUTHORITY
45.     RECORDING
46.     EXHIBITS AND ATTACHMENTS
47.     REAL ESTATE BROKERS
48.     ENVIRONMENTAL MATTERS
49.     SIGNAGE
50.     SUBMISSION OF LEASE
51.     TENANT IMPROVEMENTS
52.     ADDITIONAL RENT
53.     [INTENTIONALLY OMITTED]
54.     OPTION TO EXTEND TERM
55.     OPTION TO CANCEL LEASE
56.     LEASE GUARANTY
57.     CAPITAL IMPROVEMENTS


                                  OFFICE LEASE

        THIS LEASE is made this 13th day of NOVEMBER 1997, by and between 750 UNIVERSITY, LLC, a California limited liability company ("Landlord"), and HI/FN, INC., a Delaware corporation ("Tenant").

                                   WITNESSETH:

        Landlord leases to Tenant and Tenant leases from Landlord those certain premises outlined in red on Exhibit A (the "Premises") in the building to be constructed by Landlord on the land located at 750 University Avenue, Los Gatos, California (the "Building"), which Premises Landlord and Tenant hereby agree will consist of approximately twenty-seven thousand one hundred seventy-three (27,173) square feet. The Premises shall be designated as Suite 100. As used herein the term "Project" shall mean and include all of the land described in Exhibit B and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

        Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

        1.     USE

               Subject to the restrictions contained in paragraph 6, Tenant shall use the Premises for general office use and research and development and shall not use or permit the Premises to be used for any other purpose.

        2.     TERM

               (a) The term shall be for seven (7) years (unless sooner terminated as hereinafter provided) and, subject to paragraphs 2(b) and 3, shall commence on September 1, 1998 and end on August 31, 2005.

               (b) The term of this lease shall commence on the date that possession of the Premises is deemed tendered by Landlord to Tenant, provided that possession of the Premises shall not be deemed tendered and the term shall not commence until Landlord notifies Tenant of substantial completion of all work to be done by Landlord pursuant to Exhibit C to this lease (exclusive of telephones or other communication systems and punchlist items agreed upon by Landlord and Tenant) and Landlord has obtained the final building permit for such work, except that (i) if Landlord is

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prevented from or delayed in completing its work under Exhibit C to this lease due to the acts or omissions of Tenant, then the Premises shall be deemed tendered and the term shall commence upon the date by which such work would have been completed but for such acts or omissions by Tenant and (ii) if Tenant occupies or otherwise enters into possession of all or any part of the Premises prior to the scheduled commencement date, unless otherwise agreed in writing by Landlord, the term shall commence upon the date of such entry and Tenant shall thereupon be obligated to perform all its obligations under this lease, including the obligation to pay basic rent and direct expenses.

        3.     POSSESSION

               (a) If Landlord for any reason cannot deliver possession of the Premises to Tenant by the scheduled commencement date set forth in paragraph 2(a), this lease shall not be void or voidable (except as set forth in Section 55, below), Landlord shall not be liable to Tenant for any loss or damage on account thereof and, unless Landlord's failure to deliver possession of the Premises to Tenant by the scheduled commencement date set forth in paragraph 2(a) is caused by Tenant caused delays as defined in Exhibit C to this lease, Tenant shall not be liable for rent until the commencement of the term is determined in accordance with paragraph 2(b). If the term commences on a date other than the date specified in paragraph 2(a) above, then the parties shall immediately execute an amendment to this lease stating (or a letter acknowledging) the actual date of commencement and the revised expiration date. The expiration date of the term shall be extended by the same number of days that Tenant's possession of the Premises was delayed from that set forth in paragraph 2(a).

               (b) Tenant's inability or failure to take possession of the Premises when delivery is tendered by Landlord (with the improvements to be done pursuant to Exhibit C to this lease substantially completed) shall not delay the commencement of the term of this lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this lease, even if Tenant never takes possession of the Premises, including without limitation brokerage commissions and fees, legal and other professional fees, the costs of space planning and the costs of construction of improvements in the Premises. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this lease.

               (c)    Subject to Tenant's cancellation right set forth in
Section 55, below, notwithstanding the above, if Landlord is unable to deliver possession of the Premises by November 1, 1998, plus the number of days of delay caused by Tenant, or by force majeure (defined below), then Tenant as its sole remedy shall be entitled to one day of free rent for each day of such delay in delivery of the Premises beyond November 1, 1998 (as extended above, if applicable) and Landlord shall not be liable to Tenant for any loss, damage or expense resulting from Landlord's failure to

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deliver possession. For purposes of this lease, the term "force majeure" shall mean acts of God, rain and weather delays, strikes, lockouts, labor troubles, inability to procure labor or materials, fire, accident, riot, civil commotion, laws or regulations of general applicability, acts of any tenant or other third party, including acts by government agencies or entities which delay approval of this Project, or any cause that is not due to Landlord's negligence or willful misconduct or any cause that is beyond Landlord's reasonable control.

        4.     MONTHLY RENT

               (a) Basic Rent. Tenant shall pay to Landlord as basic rent for the Premises, in advance and subject to adjustment as provided in paragraph 5, the sum of Sixty-Two Thousand Four Hundred Ninety-seven and 90/100 Dollars ($62,497.90) on or before the first day of the first full calendar month of the term and on or before the first day of each and every successive calendar month. Basic rent for any partial month shall be payable in advance and shall be prorated based on the actual number of days during the lease term occurring in such month divided by the total number of days in such month.

               (b) Direct Expenses. In addition to the above basic rent and as additional rent, Tenant shall pay to Landlord, subject to adjustment and reconciliation as provided in paragraph 5(b) of this lease, the sum of Nineteen Thousand Twenty-One and 10/100 Dollars ($19,021.10) on or before the first day of the first full calendar month of the term and on the first day of each and every successive calendar month, said sum representing Tenant's estimated payment of its proportionate share of direct expenses as provided for in paragraph 5(b) of this lease. Payment for direct expenses for any partial month shall be payable in advance and shall be prorated based on the actual number of days during the lease term occurring in such month divided by the total number of days in such month.

               (c) Manner and Place of Payment. All payments of basic rent and direct expenses shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, at the office of Landlord at 3945 Freedom Circle, Suite 640, Santa Clara, California 95054, or to such other person or place as Landlord may from time to time designate in writing.

               (d) First Month's Rent. Tenant shall deposit with Landlord the sum of Eighty-One Thousand Five Hundred Nineteen Dollars ($81,519) to be applied against the basic rent and direct expenses for the first lease month of the term as follows: (i) fifty percent (50%) upon commencement of construction of the Building in which the Premises will be located, and (ii) fifty percent (50%) on or before August 1, 1998. The foregoing obligation may be satisfied by draws on the letter of credit as specified in paragraph 4(f) below.

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               (e)    Security Deposit. Tenant shall deposit with Landlord the
sum of Seventy-Four Thousand Six Hundred Twenty-Five and 76/100 Dollars ($74,625.76), as follows: (i) fifty percent (50%) upon commencement of construction of the Building in which the Premises will be located, and (ii) fifty percent (50%) on or before August 1, 1998. The foregoing obligation may be satisfied by draws on the letter of credit as specified in paragraph 4(f) below. The foregoing sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this lease, including but not limited to the provisions relating to the payment of basic rent and direct expenses, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant is not in default at the expiration or termination of this lease, the security deposit or any balance thereof shall be returned to Tenant promptly (and in any event not later than 30 days) after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest, and Tenant agrees that Landlord shall thereupon be released from liability for the return of such deposit or any accounting therefor.

               (f) First Letter of Credit. In addition, concurrent with Tenant's execution of this lease, Tenant shall deliver to Landlord an unconditional irrevocable letter of credit ("First Letter of Credit") in favor of Landlord (and upon Landlord's request also naming Landlord's lender as co-beneficiary) to secure the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant, including without limitation the security deposit and advance rent obligations specified in paragraphs 4(d) and 4(e) above, and the First Letter of Credit shall be in the amount of One Hundred Fifty-Six Thousand One Hundred Forty-Four and 76/100 Dollars ($156,144.76). The First Letter of Credit shall be available by draft at sight, subject only to receipt by the bank of a notarized statement from Birk S. McCandless or Steven E. Sund stating the amount demanded as due and owing to Landlord, and shall otherwise be in a form reasonably satisfactory to Landlord's attorney and drawn upon such bank as Landlord may reasonably approve. The First Letter of Credit shall by its terms not expire before November 1, 1998. If Tenant defaults in the performance of any provision of this lease to be performed by Tenant, including without limitation the timely payment of basic rent and direct expenses, the security deposit and any other amounts due Landlord, Landlord may immediately and without further notice resort to the First Letter of Credit (or the funds received therefrom) and use or apply all or any part of same to compensate Landlord for any loss or expense occasioned thereby and for the payment of any amount due Landlord under the terms of this lease. If any portion of the First Letter of Credit (or the funds received therefrom) is so used as specified above, Tenant shall, within ten (10) days after written demand therefor, restore the First Letter of Credit (or the funds received therefrom) to its original amount (or reduced amount as provided above), and Tenant's failure to do so shall be a material breach of this lease. Landlord's resort to the First Letter of Credit (or use of the funds received therefrom) shall in no way or manner constitute an acceptance of or waiver of such default by Tenant; nor shall such resort or use terminate, or permit Tenant to terminate, or constitute a forfeiture of, or be construed as an election by Landlord to terminate, this lease; nor shall such resort or use affect Landlord's remedies otherwise available under this lease or at law.


               (g) Second Letter of Credit. As a precondition to termination of the Lease Guaranty required pursuant to paragraph 56 below, in addition to the First Letter of Credit required pursuant to paragraph 4(f) above, Tenant shall deliver to Landlord an unconditional irrevocable letter of credit ("Second Letter of Credit") in favor of Landlord (and upon Landlord's request also naming Landlord's lender as co-beneficiary) to secure the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant, including without limitation the security deposit and advance rent obligations specified in paragraphs 4(d) and 4(e) above. If Tenant is providing the Second Letter of Credit upon completion of an initial public offering (on the terms specified in paragraph 56), then the amount of the Second Letter of Credit shall be Nine Hundred Seventy-Eight Thousand Two Hundred Twenty-Eight Dollars ($978,228). If Tenant is providing the Second Letter of Credit to obtain a release of the Guaranty because Guarantor no longer owns a majority interest in Tenant, then the amount of the Second Letter of Credit shall be One Million Nine Hundred Fifty-Six Thousand Four Hundred Fifty-Six Dollars ($1,956,456), which amount may be reduced to Nine Hundred Seventy-Eight Thousand Two Hundred Twenty-Eight Dollars ($978,228) in the event Tenant subsequently completes an initial public offering (on the terms specified in paragraph 56). The Second Letter of Credit shall be available by draft at sight, subject only to receipt by the bank of a notarized statement from Birk S. McCandless or Steven E. Sund stating the amount demanded as due and owing to Landlord, and shall otherwise be in a form reasonably satisfactory to Landlord's attorney and drawn upon such bank as Landlord may reasonably approve. The Second Letter of Credit shall by its terms expire not less than one year from the date issued, provided that unless Tenant deposits with Landlord a cash security deposit of like amount or Tenant is otherwise released of this obligation as specified below, said Second Letter of Credit shall be renewed by Tenant for successive periods of not less than one year each to and including not less than ten (10)

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days after the termination date of this lease. The bank's written renewal of the
Second Letter of Credit shall in each case be delivered to Landlord not less than ninety (90) days prior to the expiration date of the then outstanding
Letter of Credit. Tenant's failure to so deliver, renew (including specifically but not limited to the delivery to Landlord of such renewal not less than ninety
(90) days prior to expiration of the Second Letter of Credit) and maintain such Second Letter of Credit shall be a material breach of this lease. If Tenant defaults in the performance of any provision of this lease to be performed by Tenant, including without limitation the timely payment of basic rent and direct expenses, the security deposit and any other amounts due Landlord, Landlord may immediately and without further notice resort to the First Letter of Credit (or the funds received therefrom) and use or apply all or any part of same to compensate Landlord for any loss or expense occasioned thereby and for the payment of any amount due Landlord under the terms of this lease. If any portion of the Second Letter of Credit (or the funds received therefrom) is so used as specified above, Tenant shall, within ten (10) days after written demand therefore, restore the Second Letter of Credit (or the funds received therefrom) to its original amount (or reduced amount as provided above), and Tenant's failure to do so shall be a material breach of this lease. Landlord's resort to the Second Letter of Credit (or use of the funds received therefrom) shall in no way or manner constitute an acceptance of or waiver of such default by Tenant; nor shall such resort or use terminate, or permit Tenant to terminate, or constitute a forfeiture of, or be construed as an election by Landlord to terminate, this lease; nor shall such resort or use affect Landlord's remedies otherwise available under this lease or at law.

     Tenant may request that Landlord return the Second Letter of Credit upon satisfying the following conditions to Landlord's reasonable satisfaction:

                    (1) Tenant has met or exceeded the following financial criteria at all times during four (4) consecutive quarters after completion of its public offering, as evidenced by the quarterly reports for each such period (excluding the first report if less than three months after the date that the public offering is completed) or other evidence reasonably satisfactory to
Landlord:

               (a) Tenant's net worth is greater than Thirty Million Dollars ($30,000,000);

               (b) Tenant's market capitalization is greater than One Hundred Fifty Million Dollars ($150,000,000);

               (c) Tenant's cash balance exceeds Twenty-Five Million Dollars ($25,000,000); and

               (d) Tenant's quarterly net income exceeds One Million Five Hundred Thousand Dollars ($1,500,000).

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                    (2) Tenant is not then in default under this lease.

          The request to cancel the Second Letter of Credit shall be delivered to Landlord in writing along with the applicable quarterly or annual reports and such other documents and information as may reasonably be required to establish that the above conditions have been met. Upon receipt of Tenant's notice, Landlord may request such other documentation and information (which shall be certified by Tenant's Chief Financial Officer as true and correct in all respects) as Landlord reasonably deems necessary to confirm satisfaction of the above conditions. Landlord shall have thirty (30) days from the date of receipt of such documents and information to review and confirm satisfaction of such conditions to Landlord's reasonable satisfaction, and if so Landlord shall return the Second Letter of Credit to Tenant and agree to cancellation thereof and Tenant shall be released from any further obligation thereafter to provide the Second Letter of Credit to Landlord. Landlord's failure to respond in writing within such thirty (30) day period shall be deemed disapproval to the release of the Letter of Credit.

               (h) Notwithstanding any provision to the contrary in paragraphs 4(d), 4(e) and 4(f) above, Tenant, at Tenant's option, may satisfy the requirement to provide the First Letter of Credit by delivering cash to Landlord in the amount of One Hundred Fifty-Six Thousand One Hundred Forty-Four and 76/100 Dollars ($156,144.76) concurrent with the execution of this lease, which amount shall be held by Landlord and applied by Landlord in accordance with the provisions in paragraphs 4(d), 4(e) and 4(f) of this lease. If Tenant delivers the First Letter of Credit to Landlord on or before December 15, 1997, then Landlord shall return to Tenant the cash deposit held by Landlord pursuant to this paragraph 4(g).

        5.     ADJUSTMENT OF BASIC RENT AND DIRECT EXPENSES

               (a) Adjustments in Basic Rent. Commencing one year after the lease commencement date and on each anniversary date thereafter (the "Adjustment Date"), the basic rent shall be adjusted as follows:

        The Consumer Price Index for All Urban Consumers (base year 1984 = 100) for San Francisco-Oakland, Metropolitan Area published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the date nearest the applicable Adjustment Date (the "Extension Index"), shall be compared with the Index published for the date immediately preceding the lease commencement date (the "Beginning Index"). If the Extension Index has increased over the Beginning Index, the basic monthly rent payable during the following period shall be set

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by multiplying the basic rent as of the lease commencement date by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index; provided, however, that in no event shall the increase in basic rent payable during each adjusted one year period be less than three percent (3%) per year or greater than six percent (6%) per year, over the basic rent payable for the prior one year period.

        As soon as the basic rent for each such period is set, Landlord shall give Tenant notice of the amount. On each Adjustment Date the parties shall immediately execute an amendment to the lease stating the new basic rent or otherwise acknowledge in writing such adjustment in form reasonably acceptable to Landlord. If the Index is changed so that the base year differs from that used for the Beginning Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

               (b) Adjustments to Direct Expenses. Tenant's proportionate share of direct expenses of the Project shall be forty-four percent (44%), except for interior utilities which are separately metered which shall be charged to Tenant as specified in paragraph 12 below.

               Tenant shall be required to pay to Landlord, as additional rent in accordance with paragraph 4(b) of this lease, Tenant's proportionate share of direct expenses for each calendar year (or portion thereof) during the term of this lease. Tenant's estimated share of the monthly direct expenses payable by Tenant during the calendar year in which the term commences is set forth in paragraph 4(b) of this lease. A written estimate of Tenant's monthly share of direct expenses for each succeeding calendar year shall be delivered to Tenant prior to the commencement of each such succeeding calendar year (or as soon as practicable thereafter). Tenant shall pay to Landlord in accordance with paragraph 4(b) of this lease its monthly share of direct expenses as estimated by Landlord. Landlord reserves the right to revise such written estimate during a calendar year if Landlord's actual or projected direct expenses shows an increase or decrease in excess of ten percent (10%) from that of an earlier written estimate delivered to Tenant, and if Landlord elects to revise the earlier estimate, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly. Statements of the actual direct expenses for the calendar year in which the term commences and for each succeeding calendar year (herein called "statement of actual direct expenses") shall be delivered to Tenant within one hundred twenty (120) days following the expiration of each such calendar year (or as soon as practicable thereafter). Upon written request

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of Tenant made within sixty (60) days of Tenant's receipt of the statement of actual direct expenses, Landlord shall provide to Tenant copies of documentation reasonably available to Landlord to support the amounts set forth in such statement. If the statement of actual direct expenses for any such calendar year shows that Tenant's proportionate share of actual direct expenses for the year is in excess of the aggregate amount Tenant has paid as direct expenses for that calendar year, Tenant shall pay such excess to Landlord within ten (10) days after receipt of the statement of actual direct expenses. If Tenant fails to pay such excess amount due within said ten (10) day period, Tenant shall pay an additional ten percent (10%) of the amount due as a penalty. In the event that any statement of actual direct expenses shall show that Tenant has paid Landlord an aggregate amount in excess of the actual direct expenses for the preceding calendar year and Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this lease at the time such statement of actual direct expenses is delivered, Landlord shall, at its option, promptly either refund such excess to Tenant or credit the amount thereof to the monthly direct expenses next becoming due from Tenant. The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of this lease.

               As used in this lease, "direct expenses" shall include, but not be limited to, (i) real property taxes, assessments, and other costs identified as direct expenses in paragraph 13, (ii) insurance premiums and other costs identified as direct expenses in paragraph 11, (iii) the cost of all utilities and services including water, gas and sewer charges, electricity, heat, air conditioning, refuse collection, and janitorial services identified as direct expenses in paragraph 12, (iv) the costs of operating and maintaining the Common Area identified as direct expenses in paragraph 15, including, but not limited to, the landscaping, elevators, parking lots, paving, sidewalks, showers, and security and exterminator services, (v) the costs and expenses of maintaining and repairing the Project identified as direct expenses in paragraph 9, including, but not limited to mechanical, electrical, plumbing and sewage systems, windows, glazing, gutters, downspouts, heating and ventilating and air conditioning systems, walls, floorcoverings, roofs, structural elements, exterior walls and the cost of maintenance contracts and supplies, materials, equipment and tools used in connection therewith, (vi) the cost of certain alterations identified as direct expenses in paragraph 8 or any other costs required to comply with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities now or hereafter in effect (subject to paragraph 57 below), (vii) amortization of such capital improvements having a useful life greater than one year as Landlord may have installed which reduce operating costs, which costs shall be amortized over the estimated pay-back period (as estimated by the installer) including interest at a rate of two percent (2%) over the then current Prime Rate as published by the Wall Street

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Journal on the date nearest to the date that such cost is incurred, (viii)
wages, salaries, employee benefits (including union benefits) and related expenses of all on-site and off-site personnel engaged in the operation and maintenance of the Project (or the building in which the Premises are located) and payroll taxes applicable thereto and all costs incurred to maintain a management office in or near the Project (including, without limitation, rental payments therefor or the reasonable rental value of the space so occupied), (ix) supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project, (x) licenses, permits and inspection fees, (xi) a reasonable reserve for repairs and replacement of equipment used in the maintenance and operation of the Project, (xii) all other operating costs incurred by Landlord in maintaining and operating the Project, and (xiii) an amount equal to three percent (3%) of the basic rent for the Project as compensation for Landlord's management and administrative services.

        Notwithstanding anything to the contrary contained in this Lease, the following shall not be included within direct expenses:

               (a) Leasing commissions, attorneys' fees, costs, disbursements, and other expenses incurred in connection with negotiations or disputes with tenants, or in connection with leasing, renovating, or improving space for tenants or other occupants or prospective tenants or other occupants of the Project.

               (b) The cost of any service sold to any tenant (including Tenant) or other occupant for which Landlord is reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease with that tenant.

               (c) Any depreciation of the Building or Project.

               (d) Expenses in connection with services or other benefits of a type that are not available to Tenant or which are provided specifically for another tenant or occupant of the Building or Project and are not incurred for the benefit of the Project as a whole.

               (e) Costs incurred due to Landlord's violation of any terms or conditions of this Lease or any other lease relating to the Building or Project.

               (f) All interest, loan fees, and other carrying costs related to any mortgage or deed of trust, and all rental and other payable due under any ground or underlying lease.

               (g) Any compensation paid to clerks, attendants, or other persons in commercial concessions operated for profit by Landlord.

               (h) Advertising and promotional expenditures.

               (i) Costs of repairs and other work occasioned by fire, windstorm, or other casualty of an insurable nature to the extent covered by such insurance.

               (j) Any costs, fines, or penalties incurred due to violations by Landlord of any governmental rule or authority, this Lease or any other lease in the Project, or due to Landlord's gross negligence or willful misconduct.

               (k) Costs for sculpture, paintings, or other objects of art (nor insurance thereon or extraordinary security in connection therewith).

               (l) Wages, salaries, or other compensation paid to any executive employees above the grade of project manager.

               (m) The cost of correcting any building code or other violations relating to construction of the Building or the Project which were violations prior to the Commencement Date.

               (n) The cost of containing, removing, or otherwise remediating any contamination of the Project (including the underlying land and ground water) by any toxic or hazardous materials (including, without limitation, asbestos and "PCB's") where such contamination was not caused by Tenant (without limiting Tenant's obligations under paragraph 48 of this Lease).

        6.     RESTRICTION ON USE

               Tenant shall not do or permit to be done in or about the Premises or the Project, nor bring or keep or permit to be brought or kept in or about the Premises or Project, anything which is prohibited by or will in any way increase the existing rate of, or otherwise affect, fire or any other insurance covering the Project or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises for sleeping, washing clothes, cooking (other than microwave for use by Tenant's employees and quests) or in any manner that will cause or emit any objectionable odor, noise or light into the adjoining premises or Common Area. Tenant shall not do anything on the Premises that will cause damage to the Project and Tenant shall not overload the floor capacity of the Premises or the Project. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises. Landlord, exercising its reasonable business judgement shall be the sole judge of whether such odor, noise, light or vibration is such as to violate the provisions of this paragraph 6. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or the Project except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or where otherwise designated by Landlord; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises.


        7.     COMPLIANCE WITH LAWS

               Subject to the provisions in the last subparagraph of paragraph 8 below, Tenant shall, in connection with its use and occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements of federal, state, county, municipal and other governmental authorities, now or hereafter in effect, which shall impose any duty on Landlord or Tenant with respect to the use, occupancy or alteration of the Premises, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether or not Landlord is a party thereto), that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This lease shall remain in full force and effect notwithstanding any loss of use or other effect on Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations and requirements now or hereafter in effect.

        8.     ALTERATIONS

               Tenant shall not make or suffer to be made any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed, (ii) a valid building permit issued by the appropriate governmental authority, if required, and (iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction and with the rules, regulations and requirements of any board of fire underwriters or similar body. Landlord's consent to any requested alteration shall not create on the part of Landlord or cause Landlord to incur any responsibility or liability for such alteration's compliance with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities. Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, window covering and carpet installations made by Tenant, regardless of how attached to the Premises, together with all other alterations that have become an integral part of the Project in which the Premises are a part, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed trade fixtures and, subject to Landlord's right to require removal and restoration as specified herein, shall remain upon and be surrendered with the Premises at the termination of the lease. Upon Tenant's written request made at the time of Tenant's request for Landlord's consent to a specific alteration, Landlord shall state in writing if Landlord will waive Landlord's right to require removal and restoration of the Premises at the end of the lease term.

               If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord's written approval, which approval shall not be unreasonably withheld, conditioned or delayed, of any contractor or person selected by Tenant for that purpose, and the same shall be made at such time and in such manner as Landlord may from time to time reasonably designate. Tenant shall, if required by Landlord, secure at Tenant's cost a completion and lien indemnity bond for such work. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly remove any such alteration made by Tenant and designated by Landlord to be removed, repair any damage to the Premises caused by such removal and restore the Premises to their condition prior to Tenant's alteration. Any moveable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of the Landlord; provided, however, in addition to all other remedies available to Landlord at law or in equity, Landlord may (i) require Tenant to remove same or
(ii) remove same at Tenant's cost, and Tenant shall be liable to Landlord for all damages incurred by Landlord related thereto.

               If during the term any alteration, addition or change of the Premises, the Common Area or the Project is required by law, regulation, ordinance or order of any public authority, due to Tenant's particular use, occupancy or alteration of the Premises, Tenant, at its sole cost and expense, shall promptly make the same.

If during the term any alterations, additions or changes to the Premises, the Common Area or the Project is required by law, regulation, ordinance or order of any public or quasi-public authority which is not due to Tenant's particular use, occupancy or alteration of the Premises, and, in Landlord's judgment, it is impracticable for the tenants of the Project to individually make such alterations, additions or changes, Landlord shall make such alterations, additions or changes and the cost thereof shall be a direct expenses charge and Tenant shall pay its percentage share of said costs to Landlord as provided in paragraphs 4 and 5.


        9.     REPAIR AND MAINTENANCE

               Subject to paragraph 16, Landlord shall maintain and keep in good repair the Common Area and the mechanical, electrical, plumbing and sewage systems, windows, window frames, plate glass, glazing, elevators, gutters and downspouts, the roof, exterior walls, structural elements and the heating, ventilating and air conditioning systems (excepting special air conditioning of Tenant's computer room(s) as set forth below) of the Premises and the Project; provided, however, that Landlord shall not be required to perform repairs made necessary by the negligence or abuse of such improvements or property by Tenant or its employees, agents, subtenants or permitees. The cost of all maintenance and repairs made by Landlord pursuant to this paragraph 9, including without limitation maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance, shall be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5.

               By acceptance of possession, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair (excepting only punchlist items agreed to by Landlord and Tenant). Subject to paragraphs 16 and 21, and excepting repairs and maintenance required by this paragraph 9 to be made by Landlord, Tenant at its cost shall keep the Premises and every part thereof in good and sanitary order, condition and repair and Tenant shall be solely responsible for the cost and maintenance of, and electricity supplied to, any special air conditioning for Tenant's computer facilities. Further, Tenant shall repair (or, at the option of Landlord, reimburse Landlord if Landlord elects to repair) damage to improvements or other property located on or about the Project where such repairs are made necessary by the negligence of or abuse of such improvement or other property by Tenant or its employees, agents, subtenants or permitees. Tenant waives all rights and benefits under California Civil Code Sections 1932(1), 1941, and 1942 and under any similar law, statute or ordinance now or hereafter in effect.

        10.    LIENS

               Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors. Upon Tenant's receipt of a preliminary twenty (20) day notice filed by a claimant pursuant to California Civil Code Section 3097, Tenant shall immediately provide Landlord with a copy of such notice. Should any lien be recorded against the Project, Tenant shall give immediate notice of such lien to Landlord. In the event that Tenant shall not, within twenty (20) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such, and all expenses (including attorneys' fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and materialmen's liens and like liens. Tenant shall give Landlord at least fifteen (15) days' prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

        11.    INSURANCE

               Tenant, at its sole cost and expense, shall keep in force during the term (i) commercial general liability and property damage insurance with a combined single limit of at least $2,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insureds with respect to the Premises or arising out of Tenant's maintenance, use or occupancy of the Premises and all areas appurtenant thereto, (ii) direct physical loss-special insurance covering the leasehold improvements in the Premises and all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings, and personal property from time to time located in, on or about the Premises, with coverage in the amount of the full replacement cost thereof, and (iii) Worker's Compensation Insurance as required by law, together with employer's liability coverage with a limit of not less than $1,000,000 for bodily injury for each accident and for bodily injury by disease for each employee. Tenant's commercial general liability and property damage insurance and Tenant's Workers Compensation Insurance shall be endorsed to provide that said insurance shall not be cancelled or reduced except upon at least thirty (30) days prior written notice to Landlord. Further, Tenant's commercial general liability and property damage insurance shall be primary and shall be endorsed to provide that Landlord and McCandless Management Corporation, and their respective partners, officers, directors and employees and such other persons or entities as directed from time to time by Landlord shall be named as additional insureds for all liability using ISO Bureau Form CG20111185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; shall contain a severability of interest clause and a cross-liability endorsement; shall be endorsed to provide that the limits and aggregates apply per location using ISO Bureau Form CG25041185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; and shall be issued by an insurance company admitted to transact business in the State of California and rated A+VIII or better in Best's Insurance Reports (or successor report). The deductibles for all insurance required to be maintained by Tenant hereunder shall be satisfactory to Landlord. The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in paragraph 17 of this lease provided, however, nothing contained in this paragraph 11 shall be construed to limit the liability of Tenant under the indemnification provisions set forth in said paragraph 17. If Landlord or any of the additional insureds named on any of Tenant's insurance, have other insurance which is applicable to the covered loss on a contributing, excess or contingent basis, the amount of the Tenant's insurance company's liability under the policy of insurance maintained by Tenant shall not be reduced by the existence of such other insurance. Any insurance carried by Landlord or any of the additional insureds named on Tenant's insurance policies shall be excess and non-contributing with the insurance so provided by Tenant.


               Tenant shall, prior to the commencement of the term and at least thirty (30) days prior to any renewal date of any insurance policies required to be maintained by Tenant pursuant to this paragraph, provide Landlord with a completed Certificate of Insurance, using a form acceptable in Landlord's reasonable judgement, attaching thereto copies of all endorsements required to be provided by Tenant under this lease. Tenant agrees to increase the coverage or otherwise comply with changes in connection with said commercial general liability, property damage, direct physical loss and Worker's Compensation Insurance as Landlord or Landlord's lender may from time to time require.

               Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition), plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve
(12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time require. Landlord may, but shall not be obligated to, obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of all such insurance purchased by Landlord, plus any charges for deferred payment of premiums and the amount of any deductible incurred upon any covered loss within the Project, shall be direct expenses and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraphs 4(b) and 5(b). If the cost of insurance is increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase.

               Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Project, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties so long as such insurance permits waiver of liability and contains a waiver of subrogation without additional premiums.

               If Tenant does not take out and maintain insurance as required pursuant to this paragraph 11, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord promptly on demand, as additional rent, the amount so paid. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expenses (including attorney fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

        12.    UTILITIES AND SERVICE

               Landlord shall furnish to the Premises and to the Project, during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the Project, reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and the Project, heat and air conditioning reasonably required for the comfortable use and occupation of the Premises and the Project, refuse collection and janitorial services. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the heating, ventilating and air conditioning systems. The cost of all utilities and services furnished by Landlord to the Premises and to the Project shall be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5.

               Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, Landlord's failure to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations or other governmental actions, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. In addition, Tenant shall not be relieved from the performance of any covenant or agreement in this lease because of any such failure, and no eviction of Tenant shall result from such failure which is beyond the reasonable control of Landlord.

               Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation, electronic data processing machines, punch card machines or machines using current in excess of 110 volts) which will in any way increase the amount of electricity, water or air conditioning usually furnished or supplied to premises in the Project being used as research and development and/or office space, or connect with electric current (except through existing electrical outlets in the Premises) or with water pipes any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied to premises in the Project being used as research and development and/or office space, then Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld, and Tenant shall pay to Landlord promptly on demand, as additional rent, the actual cost of such excess use. Landlord may cause an electric current or water meter to be installed in the Premises in order to measure the amount of electric current or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, and all charges for such excess water and electric current consumed (as shown by meters and at the rates then charged by the furnishing public utility) plus any additional expense incurred by Landlord in keeping account of electric current or water so consumed, shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord. Whenever heat generating machines or equipment are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord as additional rent.

               Notwithstanding any provision to the contrary, (i) Tenant shall have access to 24 hour HVAC, (ii) the Premises will have separate HVAC units which Tenant may control 24 hours per day, and (iii) Landlord will separately meter the premises if feasible or submeter the units so Tenant only pays the actual cost for the utility bill plus maintenance costs (i.e. no profit to the Landlord).

               Notwithstanding the foregoing, Landlord will cause separate gas and electric meters to be installed servicing only the Premises ("South Wing"). Tenant will be required to pay to Landlord as Tenant's share of direct expenses one hundred percent (100%) of the utilities separately metered to the Premises. Landlord will cause separate gas and electric meters to be installed for the "North Wing" and the tenants occupying the North Wing will pay their proportionate share of the North Wing gas and electric service and Tenant will not have any obligation for utilities separately metered to the North Wing. Gas and electric house meters will be installed for all outside lights and utilities serving the common area lobby, restroom core and elevators. The house meters and all other utilities (i.e. water) and other common area services provided for the entire building will be allocated to all of the tenants based on their proportionate share of the Project.

        13.    TAXES AND OTHER CHARGES

               All real estate taxes and assessments and other taxes, fees and charges of every kind or nature, foreseen or unforeseen, which are levied, assessed or imposed upon Landlord and/ or against the Premises, building, Common Area or Project or any part thereof by any federal, state, county, regional, municipal or other governmental or quasi-governmental or special district authority, together with any increases therein whether resulting from increased rate and/or valuation, shall be a direct expense and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5. By way of illustration and not limitation, "other taxes, fees and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, premium taxes and Landlord's franchise, estate, inheritance and gift taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, allocable to, or measured by the rent payable hereunder, including, without limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent, (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises,
(iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to vehicles, parking or the number of persons employed on or about the Project, and (vi) any tax, license, franchise fee or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord thereby (including, but not limited to, costs of attorneys and experts) shall also be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5. In the event the Premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher than those of other tenants in the building or Project or in the event alterations or improvements are made to the Premises, Tenant's percentage share of such taxes, assessments, fees and/or charges shall be readjusted upward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be reasonably made by Landlord from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available.

               Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become a part of the Premises. If any of Tenant's personal property shall be assessed with the Project, Tenant shall pay to Landlord, as additional rent, the amounts attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property.

        14.    ENTRY BY LANDLORD

               Landlord reserves, and shall at all reasonable times have upon reasonable advance notice (except in case of emergency, where no notice shall be required), the right to enter the Premises (i) to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers, lenders or tenants and to put 'for sale' or 'for lease' signs thereon, (iv) to post notices required or allowed by this lease or by law, (v) to alter, improve or repair the Premises and any portion of the Project, and (vi) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph 14 and Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph 14. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph 14 shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

        15.    COMMON AREA; PARKING

               Subject to the terms and conditions of this lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees and invitees shall, in common with other occupants of the Project, and their respective employees and invitees and others entitled to the use thereof, have the nonexclusive right to use those areas of the Common Area designated by Landlord for the general use and convenience of the occupants of the Project (which areas and facilities shall include, but not be limited to, common lobbies, corridors, restrooms and showers; telephone, electrical, janitorial and mechanical rooms; elevators, stairwells, vertical duct shafts; sidewalks; parking, refuse, landscape and plaza areas; roofs; building exteriors; electrical, mechanical, plumbing and HVAC systems; and storage areas), which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this lease.

               Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area provided that Tenant's use of the Premises, and its parking rights, are not materially adversely affected. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part thereof, as Landlord may deem appropriate for the best interests of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice.

               Tenant shall have the nonexclusive use of one hundred (100) parking spaces in the Common Area as designated from time to time by Landlord. Landlord reserves the right at its sole option to assign and label parking spaces, but it is specifically agreed that Landlord is not responsible for policing any such parking spaces. Landlord shall use reasonable efforts to assist Tenant in resolving parking disputes with other tenants in the Project. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant.

Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area.

               Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be at the reasonable discretion of Landlord. The cost of such maintenance, operation and management of the Common Area, together with the costs of security and exterminator services and salaries and employee benefits (including union benefits) of on-site and accounting personnel engaged in such maintenance and operations management, shall be a direct expense and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraphs 4 and 5.

        16.    DAMAGE BY FIRE; CASUALTY

               In the event the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained by Landlord pursuant to paragraph 11, Landlord shall be entitled to the use of all insurance proceeds and shall repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

               In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible, in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damages of Landlord's intention to cancel and terminate this lease as of the date of the occurrence of the damages; provided, however, that if such damage is caused by an act or omission of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this lease pursuant hereto, Tenant shall have the right within ten
(10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this lease shall be cancelled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

               If the Premises are damaged during the term from any cause (including any destruction required by any authorized public authority), whether or not covered by the insurance required under paragraph 11, and the Premises cannot be reasonably and lawfully repaired or restored within nine (9) months of the date of such damage to substantially the condition existing prior to such damage (as estimated by Landlord's general contractor, architect or engineer) ("Landlord's Time Estimate"), then either Landlord or Tenant may terminate this lease by giving written notice to the other of such election to terminate within ten (10) days after Tenant's receipt of Landlord's Time Estimate, which termination shall be effective as of the date of the casualty. Landlord shall provide Tenant with Landlord's Time Estimate within the later of (i) forty-five (45) days after the date of the casualty or (ii) fifteen
(15) days after Tenant's written request for same. Landlord shall give notice to Tenant of its election to rebuild or not to rebuild the Premises within the later of (i) forty-five (45) days after the date of the casualty to the Premises or (ii) fifteen (15) days after Tenant's written request for such notice specifying the requirements of this section of the Lease, and such notice from Landlord shall specify Landlord's architect's or engineer's reasonable estimate as to the time required to rebuild or restore the Premises. If, in the reasonable opinion of Landlord's architect or engineer, the Premises will take longer than nine (9) months to rebuild or restore and Landlord has elected to perform such rebuilding or restoration, Tenant may, notwithstanding Landlord's election, terminate this Lease by written notice to Landlord of such termination within five (5) days after its receipt of Landlord's notice. Such termination shall be effective thirty (30) days after the giving of Tenant's notice. If the Premises are totally destroyed during the last twelve (12) months of the term, Landlord may at Landlord's option cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the occurrence of such damage.

               If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair them pursuant to this lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated for up to twelve (12) months and such abatement shall be made on a pro rata basis to the extent that the Premises cannot be occupied by Tenant as a result of such casualty. Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration, unless caused by the gross negligence or willful misconduct of Landlord. The parties waive the provisions of California Civil Code Sections 1932(2) and 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this paragraph 16 shall govern in the event of such destruction.

        17.    INDEMNIFICATION

               Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except the failure of Landlord to perform its obligations under this lease where such failure has persisted for an unreasonable period of time after notice of such failure. Without limiting the foregoing, Landlord shall not be liable to Tenant for any injury to or death of any person or damages to or destruction of property by reason of, or arising from, any latent defect in the Premises or Project or the act or negligence of any other tenant of the Project. Tenant shall immediately notify Landlord of any defect in the Premises or Project.

               Except as to injury to persons or damage to property the cause of which is the failure by Landlord to observe any of the terms and conditions of this lease, Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant shall further hold Landlord harmless from and indemnify and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising (i) from Tenant's use of the Premises or from the conduct of its business or from any activity or work done, permitted or suffered by Tenant or its agents or employees in or about the Premises or Project, (ii) out of the failure of Tenant to observe or comply with Tenant's obligation to observe and comply with laws or other requirements as set forth in paragraph 7, (iii) by reason of Tenant's use, handling, storage, or disposal of toxic or hazardous materials or waste, (iv) by reason of any labor or service performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises, or (v) from any other act, neglect, fault or omission of Tenant or its agents or employees.

               The provisions of this paragraph 17 shall survive the expiration or earlier termination of this lease.

        18.    ASSIGNMENT AND SUBLETTING

               Except in connection with a permitted transfer, Tenant shall not voluntarily assign, encumber or otherwise transfer its interest in this lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld, and otherwise complying with the requirements of this paragraph 18. Any assignment, encumbrance or sublease without

Landlord's consent, shall constitute a default. The proposed assignee or subtenant is referred to herein as the "Transferee". Reasonable grounds for denying consent to a proposed assignment or sublet include, without limitation, any of the following:

               (a) Transferee's character, reputation, credit history, or business is not consistent with the character or quality of the Project;

               (b) Transferee is either a government agency or an instrumentality of one;

               (c) Transferee's intended use of the Premises is inconsistent with the permitted use specified in this lease or will materially and adversely affect Landlord's interest;

               (d) Transferee's financial condition is or may be inadequate to support the lease obligations of Transferee under the assignment or sublease;

               (e) The assignment or sublet would cause Landlord to violate another lease or agreement to which Landlord is a party or would give another tenant in the Project the right to cancel its lease;

               (f) Transferee occupies space in the Project and such space is not contiguous to the Premises, is negotiating with Landlord to lease space in the Project, or has negotiated with Landlord during the six (6) months immediately preceding notice of the proposed assignment or sublet to Landlord;

               (g) Transferee does not intend to occupy the entire Premises and conduct business there for a substantial portion of the term of the assignment or sublease; or

               (h) The rent charged by Tenant to Transferee during the term of the assignment or sublet, using a present-value analysis, is less than ninety-five percent (95%) of the rent then being quoted by Landlord for comparable space in the Project for a comparable term, using a present-value analysis.

               If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice ("Transfer Notice") thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than thirty (30) days or more than ninety (90) days after the date of Landlord's receipt of such notice), the portions of the Premises proposed to be sublet or assigned (the "Subject Space"), a description of any planned alterations or improvements to the Subject Space, the terms and conditions of the proposed assignment or sublease (including the rent to be paid by the Transferee and any and all other consideration to be given by the Transferee), the name, address and telephone number of the Transferee, and a detailed calculation of the Transfer Premium (certified by Tenant's chief financial officer) to be paid as provided below. Tenant shall further provide Landlord with such other information concerning the Transferee as requested by Landlord. Landlord shall have the right to communicate with the Transferee to discuss the terms of the proposed assignment or sublet, to discuss and negotiate, if Landlord desires, the terms of a direct lease between Landlord and Transferee, or any other matter and to enter into a direct lease agreement with Transferee as provided below and failure of Transferee to meet with Landlord and to negotiate in good faith the terms of a direct lease with Landlord shall constitute grounds for Landlord's refusal to consent to the proposed assignment or sublet. In the event the proposed transfer is an assignment, or a sublease of any portion of the Premises for more than fifty percent (50%) of the remaining term of the lease for a period of thirty (30) days after Landlord's receipt of the Transfer Notice, Landlord shall have the option, exercisable by delivering written notice to Tenant, to terminate this lease for the Subject Space as of the date specified in Landlord's written notice to Tenant, which date shall not be less than thirty (30) days nor more than ninety (90) days after the date of Landlord's written notice to Tenant. If Landlord exercises its option to terminate this lease with respect to the subject space, as provided in the foregoing sentence, Landlord may, if it so elects, enter into a new lease for the subject space with the Transferee or other third party on such terms as Landlord and the Transferee or other third party may agree; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. If Landlord exercises its option to terminate this lease with respect to the Subject Space only, then Tenant shall continue to be obligated under this lease as to the remaining space (i.e., the Premises less the Subject Space) and basic rent and direct expenses payable by Tenant under this lease shall be adjusted as follows:
(i) the basic rent amount(s) specified in paragraphs 4(a) and 5(a) of this lease shall be multiplied by a fraction, the numerator of which is the square feet of the Premises retained by Tenant after Landlord's recapture of the Subject Space and the denominator of which is the total square feet of the Premises before Landlord's recapture; (ii) Tenant's proportionate share of direct expenses as provided in paragraph 5(b) of this lease shall be reduced to reflect Tenant's proportionate share based on the square feet of the Premises retained by Tenant after Landlord's recapture. This lease as so amended shall continue thereafter in full force and effect. Either party may require written confirmation of the amendments to this lease necessitated by Landlord's recapture of the Subject Space. If Landlord recaptures the Subject Space, Landlord shall, at Landlord's sole expense, construct any partitions required to segregate the Subject Space from the remaining Premises retained by Tenant and Landlord shall pay for painting the surfaces of the partitions facing the remaining Premises retained by Tenant.

               If Landlord does not elect to terminate this lease as provided hereinabove in this paragraph 18 and if Landlord consents in writing to the proposed assignment or sublet, Tenant shall be free to assign or sublet all or a portion of the Premises subject to the following conditions: (i) any assignment or sublease shall be on the same terms set forth in the Transfer Notice given to Landlord; (ii) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Subject Space until an executed counterpart of such assignment or sublease has been delivered to Landlord; (iii) no assignee or subtenant shall have a further right to assign or sublet except in connection with a Permitted Transfer; (iv) any sums or other consideration payable by Transferee to Tenant as a result of such assignment or sublet (except rental or other payments received which are attributable to the amortization over the term of this lease of (a) the cost of leasehold improvements constructed for such assignee or subtenant [excluding the initial tenant improvements to be constructed in the Premises pursuant to and as contemplated in Exhibit D hereto] and (b) brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total basic rent and direct expenses which Tenant is obligated to pay Landlord under this lease during the term of such assignment or sublease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), shall be payable to Landlord as additional rent under this lease without affecting or reducing any other obligation of Tenant hereunder (such amounts are referred to herein as the "Transfer Premium"); (v) no assignment or sublet shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder; and (vi) any assignee or subtenant must expressly agree to assume and perform all of the covenants and conditions of Tenant under this lease. Tenant shall pay to Landlord promptly upon demand as additional rent, Landlord's actual attorneys' fees and other costs incurred for reviewing, processing or documenting any requested assignment or sublease, whether or not Landlord's consent is granted. Tenant shall not be entitled to assign this lease or sublease all or any part of the Premises (and any attempt to do so shall be voidable by Landlord) during any period in which Tenant is in default under this lease.

               If Tenant is a partnership, a withdrawal or change, voluntary or involuntary or by operation of law, of any general partner or the dissolution of the partnership shall be deemed an assignment of this lease subject to all the conditions of this paragraph 18. If Tenant is a corporation any dissolution, merger, consolidation or other reorganization of Tenant or the sale or other transfer of a controlling percentage of the capital stock of Tenant or the sale of more than fifty percent (50%) of the value of Tenant's assets shall be an assignment of this lease subject to all the conditions of this paragraph 18. The term "controlling percentage" means the ownership of, and the right to vote, stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote. This subparagraph of this paragraph 18 shall not apply if Tenant is or, following the proposed transfer, will be a corporation the stock of which is traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ.

               The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or sublets of this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

               No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

               Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this lease, all rent or other consideration from any assignment or subletting of all or a part of the Premises as permitted by this lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver of Tenant appointed on Landlord's application, may collect such rent or other consideration and apply it toward Tenant's obligations under this lease and any Transferee agrees to make such payments directly to Landlord upon Landlord's written request; provided that, until the occurrence of a default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 18.

               Notwithstanding the above requirement that Tenant obtain the consent of Landlord prior to any assignment or sublet, Tenant may assign this Lease or sublet the Premises, or any portion thereof, without Landlord's consent, to any entity which controls, is controlled by, or is under common control with Tenant; to any entity which results from a merger of, reorganization of, or consolidation with Tenant; or to any entity which acquires substantially all of the stock or assets of Tenant, as a going concern, with respect to the business that is being conducted in the Premises (hereinafter each a "Permitted Transfer") provided that (i) the net worth of the transferee is equal to or greater than Tenant's net worth; (ii) Tenant shall give written notice thereof to Landlord in the manner required for other assignments or subleases by this paragraph 18; (iii) Tenant shall continue to be fully obligated under this lease; (iv) any such assignee or subleasee shall expressly assume and agree to perform all the terms and conditions of this lease to be performed by Tenant; and (v) any such assignment or sublet shall be subject to all other terms and conditions of this paragraph 18 pertaining to assignments and/or sublets (excepting only the requirement concerning prior written consent of Landlord). Landlord shall have no right to terminate this Lease in connection with, and shall have no right to any sums or other economic consideration resulting from, any Permitted Transfer.

        19.    DEFAULT

               The occurrence of any of the following shall constitute a default by Tenant: (i) failure of Tenant to pay any rent or other sum payable hereunder within three (3) days after notice from Landlord that rent was not received on the date that such payment becomes due; (ii) abandonment of the Premises (Tenant's failure to occupy and conduct business in the Premises for fourteen
(14) consecutive days shall be deemed an abandonment) and failure to pay rent or perform any of its obligations under this lease; (iii) failure of Tenant to deliver to Landlord any instrument, assurance, financial statement, subordination agreement or certificate of estoppel required under this Lease within the time period specified for such performance if the failure continues for five (5) days after written notice of the failure from Landlord to Tenant; or (iv) failure of Tenant to perform any other obligation under this lease if the failure to perform is not cured within fifteen (15) days after written notice thereof has been given to Tenant, except in the case of an emergency or dangerous condition, in which case Tenant's time to perform shall be that time period which is reasonable under the circumstances, but not more than fifteen
(15) days; provided, however, that if the nature of Tenant's default is such that more than fifteen (15) days are reasonably required for its cure, then Tenant shall not be deemed in default if it commences to cure such default within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion. The notice referred to in clauses (iii) and (iv) above shall specify the obligations Tenant has failed to perform. No notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice. No notice shall be required in the event of abandonment or vacation of the Premises.

               In addition to the above, the occurrence of any of the following events shall also constitute a default by Tenant: (i) Tenant fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors (for purposes of determining whether Tenant is not paying its debts as they become due, a debt shall be deemed overdue upon the earliest to occur of the following: thirty (30) days from the date a statement therefor has been rendered; the date on which any action or proceeding therefor is commenced; or the date on which a formal notice of default or demand has been sent); or (ii) any financial statements given to Landlord by Tenant, any assignee of Tenant, subtenant of Tenant, any guarantor of Tenant, or successor in interest of Tenant (including, without limitation, any schedule of Tenant's aged accounts payable) are materially false. At any time during the term of this lease Landlord, at Landlord's option, shall have the right to receive from Tenant, upon Landlord's request, a current annual balance sheet of Tenant and any guarantor of this lease for Landlord's review. If the balance sheet shows a negative net worth for both Tenant and any guarantor of this lease, Landlord may terminate this lease by giving Tenant sixty (60) days prior written notice.

               In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right either to terminate Tenant's right to possession of the Premises (and thereby terminate this lease) or, from time to time and without termination of this lease to relet the Premises or any part thereof for the account and in the name of Tenant for such term and on such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

               Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover and to relet the Premises and such other rights and remedies as Landlord may have under California Civil Code Section 1951.4 (or successor Code section) or any other California statute. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making alterations and repairs. Rentals received by Landlord from such reletting shall be applied (i) to the payment of any indebtedness due hereunder, other than basic rent and direct expenses, from Tenant to Landlord, (ii) to the payment of the cost of any repairs necessary to return the Premises to good condition normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises at the time of reletting, and (iii) to the payment of basic rent or direct expenses due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease, shall be paid to Tenant. Should the basic rent and direct expenses received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as election on its part to terminate this lease unless a notice of such intention if given to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured.

               Should Landlord at any time terminate this lease for any breach, in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and shall have all the rights and remedies of a landlord provided by California Civil Code
Section 1951.2 or any successor code section. Upon such termination, in addition to all its other rights and remedies, Landlord shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination, (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of twelve percent (12%) per annum. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one percent (1%). Tenant waives the provisions of Section 1179 of the California Code of Civil Procedure (which Section allows Tenant to petition a court of competent jurisdiction for relief against forfeiture of this lease). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places that Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant.

        20.    LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT

               Landlord, at any time after Tenant commits a default, may, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord and shall bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Amounts due Landlord hereunder shall be additional rent.

        21.    EMINENT DOMAIN

               If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, Tenant shall be entitled to any compensation for depreciation to and cost of removal of Tenant's equipment and fixtures and any compensation for its relocation expenses necessitated by such taking, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure (which section allows either party to petition the Superior Court to terminate this lease in the event of a partial taking of the Premises).

               If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the earlier of the date of Landlord's receipt of such notice of intention to condemn or the commencement of said action or proceeding. Such termination shall be effective as of the last day of the calendar month next following the month in

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



which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

               In the event of a partial taking, or conveyance in lieu thereof, of the Premises and fifty percent (50%) or more of the number of square feet in the Premises are taken then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty
(60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

               If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this lease as provided above, then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

        22.    NOTICE AND COVENANT TO SURRENDER

               On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises in its condition existing as of the commencement of the term and, except as otherwise provided by Landlord pursuant to the terms of paragraph 8 of this lease, all of the improvements and alterations made to the Premises in their condition existing as of the date of completion of construction and/or installation (normal wear and tear excepted), with all originally painted interior walls washed or repainted if marked or damaged, interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, and all floors cleaned and waxed; all to the reasonable satisfaction of Landlord. On or prior to the last day of the term of the effective date of any earlier termination, Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated to remove pursuant to the provisions of paragraph 8 of this lease, from the Premises, and all such property not removed shall be deemed abandoned. In addition, on or prior to the expiration or earlier termination of this lease, Tenant shall remove, at Tenant's sole cost and expense, all telephone, other communication, computer and any other cabling and wiring or any sort installed in the space above the suspended ceiling of the Premises or anywhere else in the Premises and shall promptly repair any damage to the suspended ceiling, lights, light fixtures, walls and any other part of the Premises resulting from such removal.

               If the Premises are not surrendered as required in this paragraph 22, Tenant shall indemnify Landlord against all loss,

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

liability and expense (including, but not limited to, attorney fees) resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph 22 shall survive termination of this lease.

        23.    TENANT'S QUITCLAIM

               At the expiration or earlier termination of this lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required to remove the cloud or encumbrance created by this lease from the real property of which the Premises are a part. This obligation shall survive said expiration or termination.

        24.    HOLDING OVER

               Any holding over after the expiration or termination of this lease with the written consent of Landlord shall be construed to be a tenancy from month-to-month at the monthly rent agreed upon by Landlord and Tenant, but in no event less than the monthly rent payable under this lease for the last lease month before the date of such expiration or termination. All provisions of this lease, except (i) as modified by the preceding sentence and (ii) those provisions pertaining to the term, expansion rights and any option to extend, shall apply to the month-to-month tenancy.

               If Tenant shall retain possession of the Premises or any part thereof without Landlord's written consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention one hundred fifty percent (150%) of the amount of the daily rental in effect during the last lease month prior to the date of such expiration or termination. The term "daily rental" as used in the preceding sentence shall mean the monthly rental divided by thirty. Tenant shall also indemnify and hold Landlord harmless from any loss, liability and expense (including, but not limited to, attorneys fees) resulting from delay by Tenant in surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any rent from tenant, while Tenant is holding over without Landlord's written consent.

               The provisions of this paragraph 24 are in addition to, and do not affect, Landlord's right of re-entry or other rights hereunder or provided by law. Nothing in this paragraph 24 shall be construed as implied consent by Landlord to any holding over by

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

Tenant. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease on expiration or other termination of this Lease. The provisions of this paragraph 24 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law. The provisions of this paragraph 24 shall survive the expiration or early termination of this lease.

        25.    SUBORDINATION

               In the event Landlord's title or leasehold interest is now or hereafter encumbered in order to secure a loan to Landlord, Tenant, conditioned upon Tenant's receipt of a nondisturbance agreement reasonably satisfactory to Tenant, shall, at the request of Landlord or the lender, execute in writing an agreement subordinating its rights under this lease to the lien of such encumbrance, or, if so requested, agreeing that the lien of lender's encumbrance shall be or remain subject and subordinate to the rights of Tenant under this lease. Notwithstanding any such subordination, Tenant's possession under this lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this lease. In addition, if in connection with any such loan the lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or materially diminish Tenant's rights hereunder.

        26.    CERTIFICATE OF ESTOPPEL

               Each party shall, within five (5) calendar days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord, shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgment by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or Project. Further, within five (5) calendar days following written request made from time to time by Landlord (not more often than two (2) times per year), Tenant shall furnish to Landlord current financial statements of Tenant and any guarantor of this lease.

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

        27.    SALE BY LANDLORD

               In the event the original Landlord hereunder, or any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations.

        28.    ATTORNMENT TO LENDER OR THIRD PARTY

               In the event the interest of Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to release Landlord of any obligation arising on or after any such foreclosure sale and to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this lease.

        29.    DEFAULT BY LANDLORD

               Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

               If Landlord is in default of this lease, Tenant's sole remedy shall be to institute suit against Landlord in a court of competent jurisdiction, and Tenant shall have no right to offset any sums expended by Tenant as a result of Landlord's default against future rent and other sums due and payable pursuant to this lease. If Landlord is in default of this lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord and out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the

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

Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

        30.    CONSTRUCTION CHANGES

               It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such changes as Landlord or Landlord's architect reasonably determines to be desirable in the course of construction of the Premises and/or the improvements constructed or being constructed therein, and no such changes or any changes in plans for any other portions of the Project, shall affect this lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

        31.    MEASUREMENT OF PREMISES

               Tenant understands and agrees that any reference to square footage of the Premises is approximate only and includes all interior partitions and columns, one-half of exterior walls, and one-half of the partitions separating the Premises from the rest of the Project. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in basic rent or direct expenses or other amounts payable hereunder by reason of inaccuracies in such measurement.

        32.    ATTORNEY FEES

               If either party commences an action against the other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this lease or concerning the Premises or the Project by reason of any act or omission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to the other party for all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

        33.    SURRENDER

               The voluntary or other surrender of this lease or the Premises by Tenant, or a mutual cancellation of this lease, shall not work a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

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        34.    WAIVER

               No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this lease.

        35.    EASEMENTS; AIRSPACE RIGHTS

               Landlord reserves the right to alter the boundaries of the Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's covenants hereunder.

               This lease confers no rights either with regard to the subsurface of or airspace above the land on which the Project is located or with regard to airspace above the building of which the Premises are a part. Tenant agrees that no diminution or shutting off of light or view by a structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises are a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent, or result in any liability of Landlord to Tenant.

        36.    RULES AND REGULATIONS

               Landlord shall have the right from time to time to promulgate reasonable rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area, or for the preservation of good order. On delivery of a copy of such rules and regulations to Tenant, Tenant shall comply with the rules and regulations, and a violation of any of them shall constitute a default by Tenant under this lease. If there is a

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

conflict between the rules and regulations and any of the provisions of this lease, the provisions of this lease shall prevail. Such rules and regulations may be amended by Landlord from time to time with or without advance notice.

        37.    NOTICES

               Except for legal process which may also be served as provided by law or as provided herein, all notices, demands, requests, consents and other communications ("Notices") which may be given or are required to be given by either party to the other shall be in writing and shall be deemed given to and received by the party intended to receive such Notice (i) when hand delivered,
(ii) three (3) days after such Notice shall have been deposited, postage prepaid, to the United States Mail, certified return receipt requested, properly addressed to the address specified herein, or (iii) date of delivery if sent to the address specified herein by reputable overnight courier (e.g. Federal Express or other comparable service), as evidenced by such courier's records.

               Prior to the commencement date, all such Notices from Landlord to Tenant shall be served or addressed to Tenant at 2105 Hamilton Avenue, Suite 370, San Jose, California. On or after the commencement date all such Notices from Landlord to Tenant shall be addressed to Tenant at the Premises.

               All such Notices by Tenant to Landlord shall be sent to Landlord at its offices at 3945 Freedom Circle, Suite 640, Santa Clara, California 95054.

               Either party may change its address by notifying the other of such change.

        38.    NAME

               Tenant shall not use the name of the Project for any purpose other than as the address of the business conducted by Tenant in the Premises without the prior written consent of Landlord.

        39.    GOVERNING LAW; SEVERABILITY

               This lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

        40.    DEFINITIONS

               As used in this lease, the following words and phrases shall have the following meanings:

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

               AUTHORIZED REPRESENTATIVE: any officer, agent, employee or independent contractor retained or employed by either party, acting within authority given him by that party.

               ENCUMBRANCE: any deed of trust, mortgage or other written security device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

               LEASE MONTH: the period of time determined by reference to the day of the month in which the term commences and continuing to one day short of the same numbered day in the next succeeding month; e.g., the tenth day of one month to and including the ninth day in the next succeeding month.

               LENDER: the beneficiary, mortgage or other holder of an encumbrance, as defined above.

               LIEN: a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

               MAINTENANCE: repairs, replacement, repainting and cleaning.

               MONTHLY RENT: the sum of the monthly payments of basic rent and direct expenses.

               PERSON: one or more human beings, or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations and any combination of human being and legal entities.

               PROVISION: any term, agreement, covenant, condition, clause, qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

               RENT: basic rent, direct expenses, additional rent and all other amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

        Words used in any gender include other genders. If more than one individual or entity comprises Tenant, the obligations imposed on each individual or entity that comprises Tenant under this Lease are and shall be joint and several. All provisions whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The paragraph headings are for

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

convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

        41.    TIME

               Time is of the essence of this lease and of each and all of its provisions.

        42.    INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE

               Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, Tenant acknowledges that late payment by Tenant to Landlord of basic rent or direct expenses or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonably estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 19 shall not affect the imposition of such interest and/or late charge. Any interest and late charge imposed pursuant to this paragraph shall be and constitute additional rent payable by Tenant to Landlord.

        43.    ENTIRE AGREEMENT

               This lease, including any exhibits and attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

        44.    CORPORATE AUTHORITY

               If Tenant is a corporation, each individual executing this lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall deliver to Landlord, within ten (10) days of the execution of this lease, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this lease and naming the officers that are authorized to execute this lease on behalf of Tenant, which copy shall be certified by Tenant's secretary as correct and in full force and effect.

        45.    RECORDING

               Neither Landlord nor Tenant shall record this lease or a short form memorandum hereof without the consent of the other.

        46.    EXHIBITS AND ATTACHMENTS

               All exhibits and attachments to this lease are a part hereof and the terms and provisions thereof are incorporated into this lease by this reference as though set forth herein in full.

        47.    REAL ESTATE BROKERS

               Each party represents and warrants to the other party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this lease except McCandless Management Corporation, which represents Landlord, and Wayne Mascia Associates, which represents Tenant. Except for the commissions and fees to be paid to McCandless Management Corporation and Wayne Mascia Associates as provided in this paragraph, each party shall indemnify and hold harmless the other party from all damage, loss, liability and expense (including attorneys' fees and related costs) arising out of or resulting from any claims for commissions or fees that have been or may be asserted against the other party by any broker, finder or other person with whom Tenant or Landlord, respectively, has dealt, or purportedly has dealt, in connection with the Premises and the negotiation and execution of this lease. Landlord shall pay broker leasing commissions to McCandless Management Corporation and Wayne Mascia Associates in connection with the Premises and the negotiation and execution of this lease, to the extent agreed to between Landlord and McCandless Management Corporation and Wayne Mascia Associates. Landlord and Tenant agree that Landlord shall not be obligated to pay any broker leasing commissions, consulting fees, finder fees or any other fees or commissions arising out of or relating to any extended term of this

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

lease or to any expansion or relocation of the Premises at any time.

               Notwithstanding any provision to the contrary herein, in the event that this lease is cancelled pursuant to the provisions of paragraph 55 below or Tenant fails to take occupancy for any reason other than a default by Landlord under this lease, no brokers commissions or fees will be due to the above-named brokers or any other person.

        48.    ENVIRONMENTAL MATTERS

               A.     TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS.

                      (1) HAZARDOUS MATERIALS HANDLING. Tenant, its agents, invitees, employees, contractors, sublessees, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present or permit the use, storage, disposal, release or presence of Hazardous Materials (as defined below) on or about the Premises or Project, except for limited quantities of standard office and janitorial supplies and such substances that are required in the ordinary course of Tenant's software business and approved by Landlord, all of which shall otherwise comply with all applicable Hazardous Materials Laws (defined below). As used herein "Hazardous Materials" shall mean any petroleum or petroleum by-products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance", "hazardous waste", "hazardous materials", "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), or any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United States Government or any agency thereof.

                      (2) NOTICES. Tenant shall immediately notify Landlord in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any law, regulation or ordinance relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials (collectively "Hazardous Materials Laws"); (ii) any claim made or threatened by any person against Tenant, the Premises, Project or buildings within the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or buildings within the Project, including any complaints, notices,

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

warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five
(5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or buildings within the Project or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

               B. INDEMNIFICATION OF LANDLORD. Tenant shall indemnify, defend (by counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, by (i) the presence, caused by Tenant, in, on, under or about the Premises, Project or buildings within the Project or discharge caused by Tenant in or from the Premises, Project or buildings within the Project of any Hazardous Materials or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or buildings within the Project, or (ii) Tenant's failure to comply with any Hazardous Materials Laws applicable to Tenant whether knowingly, unknowingly, intentionally or unintentionally. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or buildings within the Project the matters specified in the preceding sentence, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. In addition, Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's use, storage or disposal of Hazardous Materials, (ii) all costs of refitting or other alternations to the Premises, Project or buildings within the Project required as a result of Tenant's use, storage, or disposal of Hazardous Materials including, without limitation, alterations required to accommodate an alternate use of the Premises, Project or buildings within the Project, and (iii) any diminution in the fair market value of the Premises, Project or buildings within the Project caused by Tenant's use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 48, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

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

               C. SURVIVAL. The provisions of this paragraph 48 shall survive the expiration or earlier termination of the term of this lease.

        49.    SIGNAGE

               Tenant shall not, without obtaining the prior written consent of Landlord, install or attach any sign or advertising material on any part of the outside of the Premises, or on any part of the inside of the Premises which is visible from the outside of the Premises, or in the halls, lobbies, windows or elevators of the building in which the Premises are located or on or about any other portion of the Common Area or Project. If Landlord consents to the installation of any sign or other advertising material, the location, size, design, color and other physical aspects thereof shall be subject to Landlord's prior written approval and shall be in accordance with any sign program applicable to the Project. In addition to any other requirements of this paragraph 49, the installation of any sign or other advertising material by or for Tenant must comply with all applicable laws, statutes, requirements, rules, ordinances and any C.C. & R.'s or other similar requirements. With respect to any permitted sign installed by or for Tenant, Tenant shall maintain such sign or other advertising material in good condition and repair and shall remove such sign or other advertising material on the expiration or earlier termination of the term of this lease. The cost of any permitted sign or advertising material and all costs associated with the installation, maintenance and removal thereof shall be paid for solely by Tenant. If Tenant fails to properly maintain or remove any permitted sign or other advertising material, Landlord may do so at Tenant's expense. Any cost incurred by Landlord in connection with such maintenance or removal shall be deemed additional rent and shall be paid by Tenant to Landlord within ten (10) days following notice from Landlord. Landlord may remove any unpermitted sign or advertising material without notice to Tenant and the cost of such removal shall be additional rent and shall be paid by Tenant within ten (10) days following notice from Landlord. Landlord shall not be liable to Tenant for any damage, loss or expense resulting from Landlord's removal of any sign or advertising material in accordance with this paragraph
49. The provisions of this paragraph 49 shall survive the expiration or earlier termination of this lease.

               Subject to the provisions of this paragraph 49, Tenant shall be granted the right to one monument sign.

        50.    SUBMISSION OF LEASE

               The submission of this lease to Tenant for examination or signature by Tenant is not an offer to lease the Premises to Tenant nor an agreement by Landlord to reserve the Premises for Tenant. Landlord will not be bound to Tenant until this lease has been duly executed and delivered by both Landlord and Tenant.

        51.    TENANT IMPROVEMENTS

               (a) The Shell Improvements (as defined in Exhibit C) shall be constructed and installed in accordance with the plans and specifications, and other terms and conditions, set forth in Exhibit C to this lease, which is incorporated herein and made a part hereof by this reference. The improvements shall be constructed and installed at the expense of Landlord and/or Tenant as set forth in Exhibit C to this lease and in each case shall be performed in a diligent and workmanlike manner.

               (b) The "Tenant Improvements" for space to be occupied by Tenant (as defined in Exhibit D) shall be constructed and installed in accordance with the plans and specifications, and other terms and conditions, set forth in Exhibit D to this lease, which is incorporated herein and made a part hereof by this reference. The improvements shall be constructed and installed at the expense of Landlord and/or Tenant as set forth in Exhibit D to this lease and in each case shall be performed in a diligent and workmanlike manner.

        52.    ADDITIONAL RENT

               All costs, charges, fees, penalties, interest and any other payments (including Tenant's reimbursement to Landlord of costs incurred by Landlord) which Tenant is required to make to Landlord pursuant to the terms and conditions of this lease and any amendments to this lease shall be and constitute additional rent payable by Tenant to Landlord when due as specified in this lease and any amendments to this lease.

        53.    [INTENTIONALLY OMITTED]

        54.    OPTION TO EXTEND TERM

               Landlord grants to Tenant the option to extend the term for one period of five (5) years (the "Extended Term") following the expiration of the initial term set forth in paragraph 2 ("Initial Term") under all the provisions of this lease except for the amount of the basic rent. The basic rent for the Extended Term shall be adjusted to the market rate (as defined in subparagraph
(c) below) provided that in no event shall the basic rent for the Extended Term be less than the basic rent in effect at the expiration of the Initial Term. This option is further subject to the following terms and conditions:

               (a) Tenant must deliver its irrevocable written notice of Tenant's exercise of this option to Landlord not less than six (6) lease months, nor more than twelve (12) lease months, prior to the expiration of the Initial Term. Time is of the essence with respect to the time period during which Tenant must deliver to Landlord its written notice of exercise and, therefore, if Tenant fails to give Landlord its irrevocable written notice of its exercise of this option within the period provided above, this option shall expire and be of no further force or effect.

               (b) The parties shall have thirty (30) days from the date Landlord received Tenant's notice of exercise in which to agree on the amount constituting the market rate. If Landlord and Tenant agree on the amount of the market rate, they shall immediately execute an amendment to this lease setting forth the expiration date of the Extended Term and the amount of the basic rent to be paid by Tenant during the Extended Term. If Landlord and Tenant are unable to agree on the amount of the market rate within such time period, then, at the request of either party, the market rate shall be determined in the following manner: (i) within thirty (30) days of the request of either party, Landlord and Tenant shall each select a licensed real estate appraiser with not less than five (5) years experience in the business of appraising commercial properties, valuing commercial leases and establishing market rent rates for property of the same type and use and in the same geographic area as the Premises; (ii) within fifteen (15) days of their appointment, such two real estate appraisers shall select a third appraiser who is similarly qualified; (iii) within thirty (30) days from the appointment of the third appraiser, the three appraisers so selected shall, acting as a board of arbitrators, then determine the amount of the market rate, basing their determination on standard procedures and tests normally employed in determining market rates and applying the factors included within the definition of market rate set forth in subparagraph (c) below. The decision of the majority of said appraisers shall be final and binding upon the parties hereto. If a majority of the appraisers are unable to agree on the market rate within the stipulated period of time, the three opinions of the market rate shall be added together and their total divided by three; the resulting quotient shall be the market rate. If, however, the low opinion and/or the high opinion are/is more than 15% lower and/or higher than the middle opinion, the low opinion and/or the high opinion, as the case may be, shall be disregarded. If only one opinion is disregarded, the remaining two opinions shall be added together and their total divided by two and the resulting quotient shall be the market rate. If both the low opinion and the high opinion are disregarded as stated in this paragraph, the middle opinion shall be the market rate. If a party does not appoint a qualified appraiser within the required time period, the appraiser appointed by the other party shall be the sole appraiser and shall determine the market rate. If the two appraisers appointed by the parties are unable to agree on the third appraiser, either of the parties to the lease, by giving ten (10) days' notice to the other party, can apply to the then president of the county real estate board of the county in which the Premises are located, or to the presiding judge of the superior court of that county, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each party shall pay the expenses and charges of the appraisers appointed by it and the parties shall pay the expenses and charges of the third appraiser in equal shares. When the market rate has been so determined, Landlord and Tenant shall immediately execute an amendment to this lease stating the basic rent for the Extended Term.

               (c) As used herein, the "market rate" shall be the monthly rent then obtained for five (5) year leases of comparable terms (including market rent increases) for premises in the Project and in buildings and/or projects within the same geographical area of similar types and identity, quality and location as the Project.

               (d) Direct expense shall continue to be determined and payable as provided in paragraphs 4 and 5 of this lease.

               (e) Except in connection with a Permitted Transfer, Tenant shall not assign or otherwise transfer this option or any interest therein and any attempt to do so shall render this option null and void. Tenant shall have no right to extend the term beyond the Extended Term. If Tenant is in default under this lease at the date of delivery of Tenant's notice of exercise to Landlord, then such notice shall be of no effect and this lease shall expire at the end of the Initial Term; if Tenant is in default under this lease at the last day of the Initial Term, then Landlord may in its sole discretion elect to have Tenant's exercise of this option be of no effect, in which case this lease shall expire at the end of the Initial Term.

        55.    OPTION TO CANCEL LEASE

               Tenant acknowledges that Landlord does not currently own the property on which the Premises are to be constructed. Tenant agrees that if Landlord fails despite its reasonable efforts to do so to acquire the property on or before March 31, 1998, for any reason, including without limitation, the City's refusal to approve Landlord's development plans and the inability to obtain construction and equity financing, either Landlord or Tenant shall have the right to cancel this lease, in its sole and absolute discretion, and in the event of such cancellation, neither Landlord or Tenant shall have any further rights under this lease and Landlord shall return to Tenant all amounts received from Tenant, including the security deposit and first month's rent and neither party shall have any claim for any costs, damages, expenses, losses or liabilities arising out of or related to such cancellation.

        56.    LEASE GUARANTY

               Tenant's performance of its obligations under this lease is guaranteed by Stac, Inc. ("Stac"), and concurrently herewith Stac has executed a Lease Guaranty in substantially the form and substance as Exhibit E attached hereto. The Lease Guaranty shall terminate (i) upon completion of an initial public offering by Tenant on NASDAQ or the New York Stock Exchange which raises not less than Fifteen Million Dollars ($15,000,000) net cash to Tenant after all costs and expenses and Landlord's receipt of the Second

Letter of Credit (in the amount of $978,228) as specified in paragraph 4(g) of this lease, or (ii) when Guarantor no longer owns a majority in interest of the stock of Tenant and Guarantor provides the Second Letter of Credit (in the amount of $1,956,456) as specified in paragraph 4(g) of this Lease, provided in either case that Tenant is not then in default under this lease.

        57.    CAPITAL IMPROVEMENTS

               Notwithstanding any provision to the contrary in this lease, if
(i) the cost of a particular capital improvement is includable in direct expenses under paragraph 8 of this lease or is otherwise required to comply with any laws, rules and regulations of federal, state, county, municipal and other governmental authorities, (ii) the capital improvement has a useful life of more than one (1) year, and (iii) the cost of such capital improvement exceeds Fifty Thousand Dollars ($50,000), then the cost of such capital improvement shall be amortized over its useful life (including interest at a rate of two percent (2%) over the then current Prime Rate as published by the Wall Street Journal on the date nearest to the date that such cost is incurred) and the monthly amortized cost thereof so determined shall be included within direct expenses and Tenant shall pay its percentage share thereof as provided in paragraph 5(b) of this lease throughout the remaining term of this lease and any extensions thereof. Any determination of what constitutes a capital improvement and the useful life of such capital improvement, shall be made by Landlord in accordance with generally accepted accounting principles.

                            [SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this lease on the date first above written.

Landlord:                                    Tenant:
--------                                     -------

750 UNIVERSITY, LLC,                         HI/FN, INC.,
a California limited                         a Delaware corporation
liability company


By: /s/ BIRK S. MCCANDLESS                       By: /s/ WILLIAM R. WALKER
   ------------------------------               ------------------------------
Name: Birk S. McCandless                     Name: WILLIAM R. WALKER

Title: Manager                               Title: VP AND CFO
      ---------------------------                   --------------------------
Date: 11/20/97                               Date: 11-13-97
     ----------------------------                  ---------------------------
                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------
                                             Date:
                                                  ----------------------------

                                    EXHIBIT A

                            [FIRST LEVEL FLOOR PLAN]

                                    EXHIBIT A

                            [SECOND LEVEL FLOOR PLAN]

                                   EXHIBIT B

                                  [SITE PLAN]

                               SHELL IMPROVEMENTS
                              WORK LETTER AGREEMENT

CONSTRUCTION                                                           EXHIBIT C
--------------------------------------------------------------------------------

        THIS SHELL IMPROVEMENTS WORK LETTER AGREEMENT (hereinafter "Exhibit C") is attached to and forms a part of that certain lease ("Lease") by and between 750 UNIVERSITY, LLC, a California limited liability company ("Landlord"), and HI/FN, INC., a Delaware corporation ("Tenant"), pursuant to which Landlord leases to Tenant those certain premises located at 750 University Avenue, Los Gatos, California and consisting of approximately twenty-seven thousand one hundred seventy-three (27,173) square feet ("Premises"). All capitalized terms used herein shall have the meaning ascribed to them in the Lease unless otherwise defined below. Landlord shall construct the Shell Improvements in accordance with the following:

        1.     SHELL IMPROVEMENTS:

               As used herein, "Shell Improvements" shall mean those items and specifications shown on the Final Shell Improvements Construction Documents prepared in accordance with Section 2 below. As used herein, "Shell Improvement Plans" shall mean those certain plans and specifications prepared by Arc-Tec, Inc. dated October 22, 1997 (as specified in Exhibit C-1 attached hereto). Landlord shall construct the Shell Improvements in accordance with the Final Shell Improvements Construction Documents (defined in Section 2(c) below) and the provisions of this Exhibit C.

        2.     SHELL IMPROVEMENT DESIGN SCHEDULE:

               The Final Shell Improvement Construction Documents shall be completed in accordance with the following:

               (a)    Tenant has approved the Shell Improvement Plans.

               (b) Upon execution of the lease Landlord's general contractor shall submit the Shell Improvement Plans (with such modifications as may be necessary and proper in connection with such submittal in Landlord's reasonable discretion) to the City to obtain a building permit.

               (c) As used herein, "Final Construction Documents" shall mean the Shell Improvement Plans as approved by the City, and any subsequent additions, deletions or changes to the Shell

Improvements permitted or required pursuant to Sections 4, 5 and 6 of this Exhibit C.

        3.     COST OF SHELL IMPROVEMENTS:

               Except as otherwise provided in Section 4 below (Changes by Tenant), Landlord shall pay for all costs related to construction of the Shell Improvements.

        4.     CHANGES BY LANDLORD:

               Landlord may make changes, deletions or additions to the Shell Improvements as Landlord deems necessary or desirable in Landlord's sole and absolute judgment and the cost thereof shall be Landlord's responsibility. If any such changes, deletions or additions cause the cost of the Tenant Improvements (as then known to Landlord) to be increased, Landlord shall be responsible for such additional cost.

        5.     CHANGES BY TENANT:

               (a) Tenant may request changes, deletions or additions to the Shell Improvements; provided, however, that the effectiveness of any such requested change, deletion or addition shall be subject to Landlord's written approval and to obtaining any required governmental permits or other approvals. If any such change, deletion or addition increases the cost of construction and installation of the Shell Improvements, Tenant shall immediately pay to Landlord the full amount of such increase in the cost of construction and installation of the Shell Improvements. In no event shall work on any change, deletion or addition requested pursuant to this Section 5 commence prior to (i) Landlord and Tenant approving, in writing, such change, deletion or addition, and (ii) Landlord's receipt from Tenant of payment of the full amount of the increase in the cost of construction and installation of the Shell Improvements. Upon termination of the Lease, Landlord, at Landlord's option, may require Tenant to remove any change or modification made to the Shell Improvements pursuant to this paragraph 5(a) (as approved herein) and construct and install the Shell Improvements to the condition specified in the Shell Improvement Plans with any Landlord modifications as specified in Section 4 above (unless otherwise agreed in writing between Landlord and Tenant and upon Tenant's written request, Landlord shall notify Tenant at the time of Landlord's approval whether Landlord will require removal and restoration as provided herein), and the cost of such removal, restoration and repair related thereto shall be Tenant's sole cost and expense. Any change request by Tenant may be made on condition that such removal will not be required, provided such condition is expressly stated in writing in the change request.

               (b) Landlord's Approval. Landlord, in its reasonable discretion, may withhold its approval of any change requested by Tenant that:

                   (i) Exceeds or adversely affects the structural integrity of the building, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication, or other systems of the building;

                   (ii) Is not approved by the holder of any mortgage or deed of trust encumbering the building at the time the work is proposed;

                   (iii) Would not be approved by a prudent owner of property similar to the building and leased to a single tenant on comparable lease terms;

                   (iv) Violates any agreement that affects the building or binds Landlord;

                   (v) Will increase the cost of operation or maintenance of any of the systems of the building;

                   (vi) Will reduce the market value of the Premises or the building;

                   (vii) Does not conform to applicable building code or is disapproved by any governmental, or utility authority with jurisdiction over the Premises; or

                   (viii) Does not conform to the building standard (i.e. same quality and type of improvements as specified in the Shell Improvement Plans attached as Exhibit C-1).

        6.     CHANGES BY AUTHORITY:

               Landlord and Tenant agree that if any change, deletion or addition to any of the Shell Improvements is required by any governmental authority in connection with obtaining any governmental permit or approval, or otherwise, then such change, deletion or addition shall promptly be made at Landlord's expense and Tenant shall have no obligation in connection with any such change, deletion or addition (unless required due to (i) non-standard Tenant Improvements to be constructed in the Premises pursuant to Exhibit D,
(ii) the layout of the Tenant Improvements in the Premises or (iii) Tenant's particular use of the Premises).

        7.     SUBSTANTIAL COMPLETION:

               The term "Substantial Completion" shall mean (i) all necessary governmental approvals and sign-offs on the building permit for the Shell Improvements have been obtained, (ii) the Shell Improvements have been constructed in substantial conformity with the Final Shell Improvement Construction Documents, and (iii) there are no incomplete items that would materially interfere with Tenant's use and occupancy of the Premises; provided however, if Substantial Completion of the Shell Improvements is prevented or delayed by Tenant in any way, including without limitation, the Tenant Caused Delays described in Section 8 below, then the Shell Improvements shall be deemed substantially complete as of the date that the above conditions
(i) through (iii) would have been completed but for such Tenant Caused Delay.

        8.     TENANT CAUSED DELAY:

               The term "Tenant Caused Delay" shall mean any delay in the completion of construction of the Shell Improvements caused by or resulting from any act or omission by Tenant or Tenant's agents or employees, including, without limitation, (a) Tenant's failure to respond in a timely fashion to any request of Landlord where Tenant's consent, action or approval is required; (b) change orders requested by Tenant; (c) delays in obtaining non-standard building materials requested by Tenant, (d) Tenant's failure to meet the schedule set forth in Section 2 above, or (e) due to any other failure by Tenant to perform its obligations under this Exhibit C or otherwise under the Lease.

        9.     COMPLIANCE WITH LAWS:

               The Shell Improvements shall be constructed by Landlord in accordance with any applicable covenants, conditions or restrictions and the rules, regulations, codes, statutes, ordinance, and laws of all governmental and quasi-governmental authorities having jurisdiction over the Premises, including, but not limited to ADA, Title 24 and current seismic codes.

        10.    LIABILITY FOR TENANT PROPERTY ON THE PREMISES:

               If at any time during the construction and installation of the Shell Improvements Tenant has property located in or about the Premises that inhibits or prevents in any way the construction and installation of the Shell Improvements, Tenant shall immediately, upon receipt of notification from Landlord or Landlord's general contractor, at Tenant's sole cost and expense, move such property to another location (within the Project if it will not cause further interference) designated by Landlord in Landlord's sole discretion. Tenant's failure to immediately move such property upon receipt of such notification from Landlord or Landlord's general contractor shall be deemed a Tenant Caused Delay. In connection with the construction and installation of the Shell Improvements, Landlord or Landlord's general contractor shall have no obligation to move any of Tenant's property located in or about the Premises including, but not limited to, furniture, inventory and trade fixtures, at the time of such construction and installation. If at the time of construction and installation of the Shell Improvements Tenant has property located in or about the Premises, Landlord and Landlord's general contractor shall incur no liability to Tenant or any other party in the event such property is damaged, destroyed or stolen during the construction and installation of the Shell Improvements, unless such damages, destruction or theft is due to Landlord's or Landlord's general contractor's gross negligence or willful misconduct.

        11.    CORRECTION OF DEFECTS:

               Landlord shall be responsible at its sole cost and expense for correcting defects in design, equipment, installation of equipment, or construction and failures to comply with law, or build substantially in accordance with approved plans of the Shell Improvements provided that Landlord's obligation to correct defects (which are visible or otherwise manifest) shall be limited to a period of one year after the commencement date of the lease. Tenant shall give written notice promptly to Landlord of any defects it becomes aware of at any time.

        12.    ATTACHMENTS:

               All references in the Lease to Exhibit C shall be deemed to also include Exhibits C-1 and C-_____.

                                   EXHIBIT C-1

                                  ARCHITECTURE
                                  ------------

               Cover Sheet                                Date
               -----------                                ----
A0.1           Project Information and Notes              10-22-97
A1.0           Site Plan                                  10-22-97
A1.1           Entry Court and Trellis Details            10-22-97
A1.2           Site Details and Notes                     10-22-97
A2.0           First Level Floor Plan                     10-22-97
A2.1           Second Level Floor Plan                    10-22-97
A2.2           RoofPlan                                   10-22-97
A3.0           Elevations                                 10-22-97
A3.1           Elevators                                  10-22-97
A4.0           Building Sections                          10-22-97
A4.1           Wall Sections                              10-22-97
A4.2           Wall Sections                              10-22-97
A5.0           Restroom Core Plans and Details            10-22-97
A6.0           Stair and Elevator Core Plans              10-22-97
A6.1           Stair and Elevator Details                 10-22-97
A7.0           Door, Frame and Hardware Schedule          10-22-97
A8.0           Details                                    10-22-97
A8.1           Details                                    10-22-97
A8.2           Details                                    10-22-97
A10.0          Specifications                             10-22-97
A10.1          Title 24                                   10-22-97
A10.2          Title 24                                   10-22-97
A10.3          Title 24                                   10-22-97

                                      CIVIL
                                      -----

C1.0           Site Grading Plan                          10-20-97
C2.0           Site Utility Plan                          10-10-97
C3.0           Notes and Details                          10-7-97

                                   STRUCTURAL
                                   ----------

S0.1           General Notes                              10-22-97
S1.0           Foundation Plan                            10-22-97
S2.0           2nd Floor Framing Plan                     10-22-97
S3.0           Roof Framing Plan                          10-22-97
S4.0           Mansard Framing Plan                       10-22-97
S5.0           Sections                                   10-22-97
S6.0           Moment Frame Elevations                    10-22-97
S7.0           Foundation Details                         10-22-97
S7.1           Foundation Details                         10-22-97
S8.0           Floor Framing Details                      10-22-97
S8.1           Floor Framing Details                      10-22-97

EXHIBIT C-1

S8.2           Floor Framing Details                      10-22-97
S9.0           RoofFraming Details                        10-22-97
S9.1           RoofFraming Details                        10-22-97
S9.2           Mechanical Support Details                 10-22-97
S10.0          Mansard Details                            10-22-97

                                   MECHANICAL
                                   ----------

AC0-01         Title 24, Notes and Sheet Schedule         10-22-97
AC0-02         Equipment Schedule                         10-22-97
AC1-R1         Roof Plan                                  10-22-97
AC1-R2         Roof Coordination Plan                     10-22-97
AC1-01         First Floor HVAC Plan                      10-22-97
AC1-02         Second Floor HVAC Plan                     10-22-97
AC6-01         Piping Diagrams                            10-22-97
AC7-01         Wiring Controls                            10-22-97

                                    PLUMBING
                                    --------

P-0            Plumbing Details                           10-22-97
P1.0           First Level Plumbing Plan                  10-22-97
P2.0           Second Level Plumbing Plan                 10-22-97
P3.0           Roof Plumbing Plan                         10-22-97
P4.0           Condensate Plan                            10-22-97

                                   ELECTRICAL
                                   ----------

E1.0           Symbol List and Title 24                   11-5-97
E2.0           Site Electrical Plan                       11-5-97
E3.0           Lower Level Electrical Plan                11-5-97
E4.0           Upper Level Electrical Plan                11-5-97
E5.0           Single Line Diagram                        11-5-97

                                    LANDSCAPE
                                    ---------

L.1            Landscape Layout Plan                      9-10-97
L.2            Planting Plan                              9-10-97
L.3            Irrigation Plan                            9-10-97
L.4            Details                                    9-10-97
L.5            Details                                    9-10-97

                           ENERGY COMPLIANCE/TITLE 24
                           --------------------------

EN1.0          Title 24 Report                            10-20-97

               Underground Piping Plan                    8-12-97

                               TENANT IMPROVEMENTS
                              WORK LETTER AGREEMENT
                                    ALLOWANCE

CONSTRUCTION                                                           EXHIBIT D
--------------------------------------------------------------------------------

        THIS WORK LETTER AGREEMENT (hereinafter "Exhibit D") is attached to and forms a part of that certain lease ("Lease") by and between 750 UNIVERSITY, LLC, a California limited liability company ("Landlord"), and HI/FN, INC., a Delaware corporation ("Tenant"), pursuant to which Landlord leases to Tenant those certain premises located at 750 University Avenue, Suite 100, Los Gatos, California and consisting of approximately twenty-seven thousand one hundred seventy-three (27,173) square feet ("Premises"). All capitalized terms used herein shall have the meaning ascribed to them in the Lease unless otherwise defined below. The Premises shall be improved in accordance with the following:

        1.     TENANT IMPROVEMENTS:

               As used herein, "Tenant Improvements" shall mean those items and specifications shown on the Final Tenant Improvements Construction Documents prepared in accordance with paragraph 3 below, exclusive of Shell Improvements. Landlord shall construct the Tenant Improvements in accordance with the Final Tenant Improvements Construction Documents and the provisions of this Exhibit D. Unless otherwise specifically agreed to by Landlord in writing, the installation, wiring, maintenance and removal of furniture partition systems, telephone and other communication systems and any other systems not specifically set forth in the Final Tenant Improvements Construction Documents and all cost and expense associated therewith, shall be the sole responsibility of Tenant. In connection with the construction and installation of the Tenant Improvements, Landlord or Landlord's general contractor shall have no obligation to move any of Tenant's property located in or about the Premises including, but not limited to, furniture, inventory and trade fixtures, at the time of such construction and installation. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Premises that inhibits or prevents in any way the construction and installation of the Tenant Improvements, Tenant shall immediately, upon receipt of notification thereof from Landlord or Landlord's general contractor, at Tenant's sole cost and expense, move such property to another location within the Premises or, upon receipt of Landlord's prior approval, to another location within the


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

Project designated by Landlord in Landlord's sole discretion; Tenant's failure to immediately move such property upon receipt of notification thereof from Landlord or Landlord's general contractor shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit D. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Premises, Landlord and Landlord's general contractor shall incur no liability to Tenant or any other party in the event such property is damaged, destroyed or stolen during the construction and installation of the Tenant Improvements.

        2.     BUILDING STANDARDS:

               The Tenant Improvements will conform to all building codes and laws and to the following minimum building standards ("Building Standards"):

               (a) (1) 2' x 4' parabolic light fixtures in general office areas with energy saving ballasts and tubes no less than an average of 70' candles per square foot per floor. Tenant may upgrade to an indirect ceiling mounted lighting system, subject to Landlord's approval of the fixture style and lighting level.

               (2) Upgraded lighting in conference rooms and the lobby is acceptable.

               (3) Standard convenience outlets for normal office use throughout (as appropriate for computer requirements of a software company such as HI/FN).

               (4) Individual light switching in each office or separate room.

           (b) (1) The primary ceiling system will be a 2' x 4' dropped ceiling grid in the general office areas at 9'. Tile pattern to be "second look" tiles with matching grid.

               (2) Hard ceiling or upgraded ceiling may be used in the lobby and conference rooms if desired.

           (c) Fire Sprinklers:

               (1) Semi-recessed with white escutcheons and heads throughout. Heads to be placed center of tile.

               (2) Fully recessed and concealed heads are acceptable with white caps.


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

           (d) HVAC System:

               (1) VAV System will slot diffusers for supplies and returns. Light fixtures (if ceiling mounted) shall be used for return air.

               (2) Zoning shall be no less than one zone per 1,500 square feet on the per floor average.

               (3) A main Digital Control System is provided for by the Landlord in the Shell Improvements. Tenant will be responsible to connect their own zones as part of their T.I.'s.

               (4) The Premises will have two (2) separate air conditioning units (one (1) per floor) capable of 24 hour operation to be installed as part of the Shell Improvements as specified in Exhibit C. Tenant will have control over the hours of operation. (Separate meters will be provided).

               (5) At Tenant's request, the Tenant Improvements shall include separate air conditioning units for server and lab spaces capable of 24 hour operation.

           (e) Walls: 3 5/8" metal stud framing with 5/8" type "X" sheetrock throughout; installed below the ceiling, when allowed by code, for future flexibility in the office areas.

           (f) Doors: Full height, solid core wood doors with factory painted frames and schlage chrome door hardware to be compatible with the interior door hardware for the Shell Improvements. All interior door finishes may be selected by Tenant. Entry doors must match the building standard common area doors.

           (g) Window Coverings: Medium bronze 1' horizontal miniblinds throughout.

           (h) Carpet:

               (1) 30 ounce or greater with factory attached pad and glue down installation throughout office areas where carpet is indicated.

               (2) The lobby and conference rooms and lunch rooms have upgraded floor coverings to meet Tenant's specifications.

               (3) Baseboards to be rubber topset base or upgraded to wood.


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

           (i) Wallcoverings and Finishes:

               (1) Where painted, walls to have a smooth finish.

               (2) Special wall coverings may be added to Tenant's specifications.

           (j) Plumbing: Kitchen areas requiring plumbing and cabinetry are acceptable. Hot water is to be supplied by a water heater in the Premises.

        3.     TENANT IMPROVEMENT DESIGN SCHEDULE:

               The plans and specifications for the Tenant Improvements shall be completed in accordance with the following:

               (a) Tenant shall approve preliminary floor plan layouts ("Preliminary Floor Plans") prepared by Landlord's Architect ("Architect") by February 15, 1998. The Preliminary Floor Plans shall show all walls, doors, and other Tenant Improvements desired by Tenant in sufficient detail for Architect to prepare architectural construction drawings and related documents ("Architectural Construction Documents").

               (b) Between February 15, 1998 and March 1, 1998, Architect and Tenant shall meet as needed to review and complete the final details related to the Preliminary Floor Plans, so that on March 15, 1998 the Architectural Construction Documents are subject only to minor changes.

               (c) No later than April 1, 1998, Tenant shall have made the decisions required and supplied to Landlord the information necessary for Architect to complete the Architectural Construction Documents in enough detail for Landlord's general contractor to bid the work, select subcontractors and to proceed toward the design of electrical, mechanical and any other requirements not included on the Architectural Construction Documents. Upon Landlord's general contractor's selection of subcontractors, Landlord's general contractor and subcontractors shall prepare design specifications outlining in reasonable detail electrical, mechanical and any other requirements not included on the Architectural Construction Documents ("Electrical and Mechanical Drawings").

               (d) Upon completion of the Architectural Construction Documents, Tenant shall approve the same subject to changes, deletions or additions as provided for in paragraphs 6 and 7 of this Exhibit D.

               (e) Upon completion of the Electrical and Mechanical Drawings, Landlord or Landlord's general contractor shall submit


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

the Architectural Construction Documents and Electrical and Mechanical Drawings (collectively the "City Ready Plans") to the City to obtain a building permit.

               (f) Tenant shall have decided upon carpet selection and all other color and material specifications by April 15, 1998.

               (g) As used herein, "Final Tenant Improvements Construction Documents" shall include the City Ready Plans, as approved by the City, and any subsequent additions, deletions or changes to the Tenant Improvements permitted or required pursuant to paragraphs 6 and 7 of this Exhibit D.

               Failure by either party to meet the schedule as set forth above and in Section 4, below, shall constitute a default by such party under the Lease.

        4.     TENANT IMPROVEMENT COST ESTIMATES:

               Within fourteen (14) days of completion of the Electrical and Mechanical Drawings, Landlord shall prepare and deliver to Tenant an improvement cost budget ("Improvement Cost Budget") setting forth the Total Cost of Tenant's Improvements (as defined in paragraph 5(b) below). Within three (3) days after Tenant's receipt of the Improvement Cost Budget, Tenant shall, in writing, approve or disapprove the Improvement Cost Budget. If Tenant does not deliver to Landlord its written approval or disapproval within the three (3) day period, Tenant will be deemed to have approved the Improvement Cost Budget. If Tenant disapproves the Improvement Cost Budget, Landlord and Tenant shall, within three
(3) days of Tenant's disapproval, attempt to agree on mutually acceptable modifications to the Improvement Cost Budget. If Tenant disapproves of the Improvement Cost Budget and Landlord and Tenant are unable, within the three (3) day period, to agree on mutually acceptable changes to the Improvement Cost Budget, or if Tenant approves of the Improvement Cost Budget but does not deliver to Landlord, within three (3) days of its approval, signed copies of the Improvement Cost Budget and Architectural Construction Documents, then Landlord may terminate the Lease upon written notice to Tenant in addition to any other rights and remedies Landlord may have at law or in equity. The Improvement Cost Budget shall be subject to adjustment for increases in costs resulting from changes to the Tenant Improvements requested or required pursuant to paragraphs 6 and 7 below. Landlord shall not be obligated to commence construction of the Tenant Improvements until the following has occurred: the Architectural Construction Documents and Improvement Cost Budget have been agreed to by Landlord and Tenant; Tenant has indicated its approval of the Architectural Construction Documents and Improvement Cost Budget by signing copies thereof; and Tenant has executed a written authorization for Landlord to proceed with construction based on


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

the agreed Architectural Construction Documents and Improvement Cost Budget.

        5.     TENANT IMPROVEMENT ALLOWANCE:

               (a) Landlord agrees to grant to Tenant a tenant improvement allowance of up to Six Hundred Seventy-Nine Thousand Three Hundred Twenty-Five Dollars ($679,325) ("Allowance") to be applied toward the "Total Cost of Tenant's Improvements" (as defined in paragraph 5(b) below) to be installed in accordance with this Exhibit D.

               (b) As used herein, "Total Cost of Tenant's Improvements" shall mean all costs to construct and install the Tenant Improvements, including, without limitation, (i) all demolition costs incurred in connection with preparing the Premises for the installation of the Tenant Improvements and the actual costs incurred for labor, materials, and contractor's fees; (ii) the cost of overtime or special expenditures required to obtain and install the Tenant Improvements by the proposed commencement date; (iii) all costs related to change orders requested or approved by Tenant; (iv) all costs related to changes required or requested by governmental authority; (v) permit fees and other fees not previously paid by Landlord as part of shell costs; (vi) the cost of consultants and engineers; (vii) an amount equal to the actual cost of supervision, administration and on-site facilities and equipment necessary to perform the work; (viii) an amount equal to six percent (6%) of the sum of items
(i) through (vii) above as and for the general contractor's overhead and profit; and (ix) the cost of architects hired by Landlord.

               (c) In the event that the Improvement Cost Budget exceeds the Allowance, the amount by which the Improvement Cost Budget exceeds the Allowance shall be referred to herein as the "Excess Cost". Tenant shall pay fifty percent (50%) of such Excess Cost to Landlord within five (5) days of Tenant's approval of the Improvement Cost Budget and the remaining fifty percent (50%) of the Excess Cost within five (5) days of when Landlord notifies Tenant that the Tenant Improvements are fifty percent (50%) completed. Tenant's failure to make any payment of the Excess Cost when due, or to make any payment with respect to change orders as set forth in paragraph 6 of this Exhibit D, shall be deemed a default under the Lease and the amount so delinquent shall be deemed additional rent and Landlord may exercise all rights and remedies set forth in the Lease; and in addition, Landlord may delay construction until such payment is made and such delay shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit D.

               (d) Upon completion of the Tenant Improvements, Landlord shall reconcile the actual Total Cost of the Tenant Improvements to


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

the Improvement Cost Budget and Landlord shall refund to Tenant any Excess Cost paid by Tenant to Landlord (as specified in paragraph 5(c) above) that was not actually incurred within thirty (30) days following completion.

        6.     CHANGES BY TENANT:

               Tenant may request changes, deletions or additions to the Tenant Improvements; provided, however, that the effectiveness of any such requested change, deletion or addition shall be subject to written approval by an authorized representative of Landlord and to obtaining any required governmental permits or other approvals. If any such change, deletion or addition increases the Improvement Cost Budget above the Allowance, Tenant shall immediately pay to Landlord the full amount of such increase in excess of the Allowance. In no event shall work on any change, deletion or addition requested pursuant to this paragraph 6 commence prior to (i) Landlord and Tenant approving, in writing, such change, deletion or addition, and (ii) Landlord's receipt from Tenant of payment of the full amount of the increase of the Improvement Cost Budget in excess of the Allowance, less the amount of any cost savings due to prior changes, deletions or additions.

        7.     CHANGES BY AUTHORITY:

               Except as otherwise provided in paragraph 6 of the Shell Improvements Work Letter Agreement (Exhibit C), Tenant agrees that if any change, deletion or addition to any of the improvements proposed to be constructed or installed is required by any governmental authority in connection with obtaining any governmental permit or approval, or otherwise, then such change, deletion or addition shall promptly be made and the Improvement Cost Budget shall be adjusted to reflect any increase in cost resulting from such required changes. To the extent any change, deletion or addition required by any governmental authority in connection with obtaining any governmental permit or approval increases the Improvement Cost Budget above the Allowance, Tenant shall pay to Landlord such increase above the Allowance in accordance with the provisions of paragraph 5(c) of this Exhibit D. Failure to obtain any required governmental approval or permit for the Tenant Improvements desired by Tenant shall in no way be cause for Tenant to terminate the Lease or any amendment to the Lease.

        8.     DELAYS CAUSED BY TENANT:

               If the commencement of the term is delayed due in any respect to Tenant's acts or omissions, including, without limitation, Tenant's failure to meet the schedule set forth in paragraph 3 of this Exhibit D, or due to construction delays related to any changes required by Tenant, or due to any other failures by Tenant to perform its obligations under this Exhibit D,


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

Exhibit D or otherwise under the Lease, then any such delays shall be deemed Tenant caused delays for purposes of determining the commencement date of the Lease pursuant to paragraph 2(b) of the Lease. Any delays caused by Landlord's architect shall not be Tenant caused delays.


        9.     PUNCH LIST:

               Within ten (10) business days after commencement of the term, Tenant shall deliver to Landlord a list of items ("Punch List") that Tenant believes Landlord should complete or correct in order for the Premises to be acceptable. Landlord shall commence to complete or correct the items as soon as possible, except those items that Landlord reasonably contends are not justified. If Tenant does not deliver the Punch List to Landlord within the ten
(10) day period, Tenant shall be deemed to have accepted the Premises and approved the construction. Nothing in this paragraph 9 shall delay the commencement of the term or Tenant's obligation to pay rent or to make other payments due Landlord under the Lease.

        10.    NO ABRIDGEMENT OF LANDLORD'S RIGHTS:

               Nothing contained herein is intended, nor shall it be construed, to abridge, waive or adversely affect any right or remedy of Landlord under the Lease in the event of a default by Tenant, including without limitation Tenant's failure to pay rent or any other sum due under the Lease, or Tenant's failure to perform any of the other terms, covenants or conditions of the Lease to be performed by Tenant.

        11.    CORRECTION OF DEFECTS:

               Landlord shall be responsible for repairing any defects in construction of the Tenant Improvements, provided that Landlord's obligation to correct defects which are visible or known shall be limited to one (1) year after the commencement date of the Lease. Tenant shall give written notice promptly to Landlord of any defects if Tenant becomes aware of any defects.

                                       8